--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           SEAFIRST RETIREMENT FUNDS
                             ASSET ALLOCATION FUND
                                 BLUE CHIP FUND
                                   BOND FUND
                          PACIFIC HORIZON FUNDS, INC.
                                   PRIME FUND
                               Semi-Annual Report
                                August 31, 1996
                         ------------------------------
                         -             -
                                NOT FDIC Insured
                         -----------------------------
                   -------------------------------------------------------------
                   --------------------
                   Concord Financial Group, Inc., Distributor

                           SEAFIRST RETIREMENT FUNDS
                           PACIFIC HORIZON PRIME FUND
                                 1-800-323-9919
        Speech or hearing impaired TTY/TDD users may call 1-800-232-6299

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219
                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                             Drinker Biddle & Reath
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                    SEAFIRST RETIREMENT FUNDS ADMINISTRATOR
                          Seattle-First National Bank
                                701 Fifth Avenue
                               Seattle, WA 98104

                    PACIFIC HORIZON PRIME FUND ADMINISTRATOR
                          Concord Holding Corporation
                               3435 Stelzer Road
                               Columbus, OH 43219

  For further information about retirement accounts, contact a Personal Banker at any Seafirst branch or call Monday through Friday 8 a.m. to 6 p.m.
                  or Saturday 9 a.m. to 1 p.m. (Pacific time)

FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Seafirst Retirement Funds and the Pacific Horizon Prime Fund are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America or Seafirst Bank. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

There can be no assurance that the Pacific Horizon Prime Fund will be able to maintain a net asset value of $1.00 per share and Fund shares are not insured or guaranteed by the U.S. Government or its agencies.

This material must be preceded or accompanied by a current prospectus.

NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                   ...........................................

                                               Contents

                                ECONOMIC REVIEW                          2-3
                                INTERVIEWS WITH YOUR
                                  INVESTMENT MANAGERS                   4-14
                                SEAFIRST RETIREMENT FUNDS
                                  Statements of Assets
                                    and Liabilities                       15
                                  Statements of Operations                16
                                  Statements of Changes
                                    in Net Assets                      17-19
                                  Notes to Financial
                                    Statements                         20-23
                                  Financial Highlights                 24-26
                                MASTER INVESTMENT TRUST -- SERIES I
                                  Portfolios of Investments            27-39
                                  Statements of Assets
                                    and Liabilities                       40
                                  Statements of Operations                41
                                  Statements of Changes
                                    in Net Assets                      42-44
                                  Notes to Financial
                                    Statements                         45-49
                                  Supplementary Data                   50-52
                                PACIFIC HORIZON PRIME FUND
                                  Portfolio of Investments             53-61
                                  Statement of Assets
                                    and Liabilities                       62
                                  Statement of Operations                 63
                                  Statements of Changes
                                    in Net Assets                         64
                                  Notes to Financial
                                    Statements                         65-72
                                  Financial Highlights                 73-76

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The financial markets were volatile during the six-month period ended August 31, 1996, due to uncertainty about the economy, interest rates and corporate earnings. As the period began, strong corporate earnings encouraged investors to expect higher stock prices. But during the summer investors were confronted with relatively poor early announced earnings reports as compared to the same quarter the previous year.

At the same time, there were signs that the economy was growing much faster than expected. Some factors that restrained economic growth during the early part of 1996 were behind us -- in particular, the General Motors and Boeing strikes, the government shutdown and bad weather -- and the economy grew at a surprisingly strong rate of 4.7% during the second quarter. As a result, investors worried that the Federal Reserve would increase short-term interest rates to slow growth and keep a tight rein on inflation.

MIXED SIGNALS
IN THE MARKETS

Meanwhile, other economic indicators, including a high level of inventory buildup and relatively weak retail sales figures, suggested that the economy might be losing steam. The result: Stocks and bonds declined sharply in July, but rebounded somewhat in August. For the period, the Standard & Poor's 500 Stock Index gained 2.96%. Also, the bellwether 30-year Treasury bond was down 5.12%.

The best-performing stock market sectors during the recent period were capital goods and selected technology issues, both of which gained more than 13%. More defensive sectors of the market also performed well. These included stocks in the consumer staples sector and the financial services sector, where stocks gained roughly 10% during the period.

We expect corporate earnings to grow at a rate of about 7% for 1996 -- slower than the double-digit growth of last year, but still strong in absolute terms. That said, profit growth at many firms will look modest compared to their gains of a year ago. As a result, many companies may pre-announce any disappointing third-quarter earnings expectations to prevent their stock prices from stumbling too much when they announce the actual numbers.

Although inflation does not appear too threatening -- apart from some concerns about rising wages -- we expect the Federal Reserve to debate the question of whether to raise rates through year end. We expect the economy to slow down a bit, returning to a more sustainable growth rate of around 2% to 2.5% as calendar year 1996 nears its close. Some reasons for the projected slower growth include increased corporate downsizing, rising consumer debt from credit cards and loans, a general buildup of company inventories and some slower than expected growth in overseas economics.

GOOD VALUES IN
SELECTED SECTORS

Looking ahead, we are slightly more bullish about stocks than bonds over the next six months. Some specific equity sectors that we like include capital goods, health care, and select areas of technology. We believe that all of these sectors represent good value and have reasonable earnings outlooks over the next six months.

Our fixed-income outlook is also positive. We believe the yield curve may flatten, with short-term rates rising more than long-term rates.

Therefore, we expect our bond funds to take a barbell approach to investing, with portfolios that concentrate heavily on both short- and long-term issues. This will provide us the potential to pick up extra yield on both long- and short-term bonds, while positioning the Funds to pick up some capital gains when long-term rates ease. We will also emphasize high-quality, highly liquid fixed-income issues.

A wild card in the outlook for the financial markets are the Congressional and Presidential elections in November. Most investors expect the Republican party to remain in control of Congress. If they are proven wrong, we may see fiscal policy changes that might lead to increased volatility in the markets.

Sincerely,
Keith Wirtz
Drew Brahos
Bank of America NT&SA,
Investment Advisers
to the Seafirst Retirement Funds
and the Pacific Horizon Funds

SEAFIRST
ASSET ALLOCATION FUND

----------------------
----------------------

ROBERT PYLES, CFA
Director of Equity
Bank of America NT&SA

Mr. Pyles manages the equity portion of the Asset Allocation Fund.

GOAL:

The Seafirst Asset Allocation Fund seeks long-term growth from capital appreciation and dividend and interest income.

INVESTMENTS:

The Fund uses a balanced approach by investing in stocks, bonds and cash-equivalent securities.

APPROPRIATE FOR:

Investors seeking growth and income through a diversified portfolio of stocks and bonds.

INCEPTION:

March 9, 1988

SIZE OF FUND AS OF
AUGUST 31, 1996:
Over $155 million
----------------------

----------------------

STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the fixed-income portion of the Asset Allocation Fund.
Q
    DID YOU CHANGE THE FUND'S ALLOCATION OF ASSETS AMONG STOCKS, BONDS AND CASH DURING THE RECENT PERIOD?

A
    Not a great deal. The Fund's stock weighting remained at around 56% to 57%. However, in March, we moved 2% of the portfolio from cash to bonds. Our current target allocation is 56% stocks, 39% bonds and 5% cash. For the six months ended August 31, 1996, the Fund had a total return of 1.70%. The Fund's benchmarks, the Standard & Poor's 500
AVERAGE ANNUAL TOTAL RETURN
AS OF AUGUST 31, 1996
---------------------------------------

                           ASSET ALLOCATION
                                 FUND
---------------------------------------
 6 months+                        1.70%
 ...........................................
 1 year                          10.82%
 ...........................................
 5 years                         10.24%
 ...........................................
 Since Inception
 (3/9/88)                        11.10%
---------------------------------------

+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

Stock Index and the Lehman Brothers Aggregate Bond Index returned 2.96% and -0.03%, respectively, for the period.*

Q
    WHAT FACTORS DETERMINED THE FUND'S WEIGHTING OF STOCKS VERSUS BONDS AND
CASH?

A
    During the early part of the year, investors gained confidence that economic growth was picking up from the slow pace of 1995. This caused stocks to outperform bonds as equity investors looked forward to higher earnings, and bond investors worried about higher inflation. Despite the difference in performance, stocks remained fairly valued relative to bonds. Thus, we maintained a roughly neutral position -- in other words, a slightly higher emphasis on stocks -- with respect to weightings of the major asset categories.

Q
    HOW DID YOU MANAGE THE FUND'S INVESTMENT IN STOCKS?

A
    As economic growth accelerated in the first quarter of the year, we increased the Fund's portfolio exposure to shares of companies whose fortunes are linked directly to the economy. We raised the Fund's investment in basic industries to a market weighting, that is, in line with the S&P 500, and increased our overweighting in retail and technology stocks. Stocks such as Microsoft (1.2% of net assets as of 8/31/96), Intel (1.6%), Household International (0.7%), Citicorp (0.8%) and Coca-Cola (1.0%) were strong performers for the Fund.**

Q
    WHAT NEW STOCKS DID YOU ADD TO THE FUND'S PORTFOLIO?

A
    Some of the stocks we purchased included Monsanto (0.8% of net assets), a chemical, agricultural and pharmaceutical supplies company; Willamette Industries (0.3%), which produces forest products; and 3ComCorp. (0.5%), which supplies computer network equipment. Another new addition to the Fund was NorAm Energy (0.5%), a natural gas company, that has subsequently received a takeover bid from Houston Industries.**

Q
    HOW DID YOU MANAGE THE BONDS IN THE PORTFOLIO?

A
    As always, we maintained a duration close to the average for the Lehman Brothers Aggregate Bond Index. (Duration is a measure of the sensitivity of a fund to changes in interest rates.) Our duration varied from 4.5 to 4.8 years tracking closely to the index's duration. The Fund also was broadly diversified among high-quality securities, including Treasuries, mortgage-backed issues and investment-grade corporate bonds.

At the same time, we attempted to add value by investing in specific sectors, securities and maturity levels that we believed offered good value. For example, we overweighted the Fund's bond holdings in shorter-duration corporate securities and in 15- and 30-year mortgage-backed issues.

Q
    WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE FUND?

A
    Looking ahead, it seems likely that the economy's growth will slow to around a 2% to 2.5% annual rate. At the same time, we believe that interest rates are likely to remain relatively stable for now. These factors appear to offer a favorable environment for financial assets, and we plan on maintaining a roughly neutral mix of stocks, bonds and cash.

---------------
 * The S&P 500 Stock Index and the Lehman Brothers Aggregate Bond Index are unmanaged indices generally representative of the equity and the bond markets, respectively, and cannot be invested in directly.

** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEAFIRST
ASSET ALLOCATION FUND
(AS OF AUGUST 31, 1996)
PORTFOLIO COMPOSITION*

A Market-Driven Process

The Fund's adviser seeks to
determine relative values among
stocks, bonds and cash equivalents
and weights the portfolio
accordingly.
The Fund's adviser looks for the
following characteristics within
each asset class. The Fund's stock
holdings must display what the
adviser believes to be above-average
growth potential and reasonable
valuation. The diversified bond
portfolio may contain
mortgage-backed securities as well
as fixed-income obligations that are
undervalued in the opinion of the
Fund's adviser. The Fund's cash
holdings can be viewed as a
defensive position in changing
markets.

                                ASSET ALLOCATION

COMMON STOCKS                                 56.75%
CASH & EQUIVALENTS                             4.13%
BONDS                                         39.12%

--------------------
* The composition of the Fund's
  holdings is subject to change.

--------------------------------------------------------------------------------
       SHIFTING THE ASSET MIX
               [graph]

                                            A BALANCED INVESTMENT
                                            APPROACH

                                            Allocation Among Asset Classes

                                            The Fund may be appropriate for
                                            investors seeking long-term growth
                                            from capital appreciation as well as
                                            dividend and interest income through
                                            a balanced approach to investing
                                            using bonds, stocks and cash
                                            equivalents. Investors can make one
                                            simple investment and their money
                                            will be spread over a variety of
                                            asset classes. The Fund's adviser
                                            seeks a total return greater than
                                            bonds or cash with less volatility
                                            than an investment in stocks.
                                            Through strategically allocating
                                            assets among various investments,
                                            the Fund's adviser will shift the
                                            asset mix as market conditions
                                            change, thereby seeking to profit
                                            from market opportunities in any
                                            economic environment.

SEAFIRST
BLUE CHIP FUND

----------------------
----------------------

JAMES D. MILLER, CFA
Chief Investment Officer
Bank of America Illinois
Investment Advisors Division

Mr. Miller is a leading member of the investment management team for the Blue Chip Fund.

GOAL:

The Seafirst Blue Chip Fund seeks long-term capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of "blue chip" common stocks, which are included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index.

APPROPRIATE FOR:

Investors who want to participate in the growth potential of some of America's major companies. The Fund is a diversified equity product that can be used as part of many investment strategies.

INCEPTION:

March 9, 1988

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $221 million
Q
    HOW DID MARKET CONDITIONS AFFECT THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A
    The stock market was quite volatile. Stock prices were up in March, April and May. But the market began to lose momentum in June and tumbled in July, when the S&P 500 Stock Index was down 4.5% -- its worst month in five years. With that said, large-cap stocks are generally a good place to be in a volatile market. Although small-company and mid-size company shares outperformed blue chips early in the recent period and then again in August, large-company shares delivered more consistent returns.

For the six months ended August 31, 1996, the Fund delivered a total return of 3.02%, compared to 2.96% for the benchmark S&P 500.*
Q
    HOW DID YOU MANAGE RISK IN THAT ENVIRONMENT?

A
    We strive to manage risk by keeping the Fund's portfolio in line with its benchmark, the Standard & Poor's 500, so that the Fund's holdings are not overweighted in any single industry or sector. The market capitalizations of the companies whose shares the Fund buys are in line with the average for the S&P 500 -- typically around $32 billion.

AVERAGE ANNUAL TOTAL RETURN
AS OF AUGUST 31, 1996
---------------------------------------

                                    BLUE CHIP
                                      FUND
   ---------------------------------------
 6 months+                              3.02%
 .............................................
 1 year                                18.24%
 .............................................
 5 years                               13.38%
 .............................................
 Since Inception
 (3/9/88)                              14.24%
---------------------------------------

+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

Q
    HOW DOES THE FUND'S PORTFOLIO DIFFER FROM THE S&P 500?

A
    We add value to the Fund through our selection of specific stocks. We have a disciplined, quantitative model that we use when constructing the portfolio. Rather than trying to make bets on sectors and industries, we look for stocks that meet three basic criteria. First, we look for stocks of companies that appear to be undervalued relative to their peers. Beyond that, we look for stocks of companies with positive earnings momentum, or a recent positive earnings surprise -- in other words, a company that performs better than analysts' expectations.

Finally, we look for earnings certainty. That is, we examine how widely analysts' earnings estimates for a company vary, looking for numbers that are relatively close to one another. When analysts have a high degree of confidence in a company's earnings, the market seems to reward the stock.
Q
    WHAT ARE SOME OF THE STOCKS THAT MET YOUR CRITERIA?

A
    We hold Microsoft (1.7% of net assets as of August 31, 1996) and Oracle (0.9%). Their stock prices have recovered from any losses they sustained when the market -- and particularly technology stocks -- suffered a downturn during July. Another stock that performed well was Hospitality Franchise Systems (0.4%), which has very strong earnings momentum. The company also recently joined the S&P 500 Stock Index, so the stock should receive support from index funds.**
Q
    LOOKING AHEAD, DO YOU SEE ANY IMPORTANT CHANGES YOU INTEND TO MAKE TO THE FUND?

A
    No. As always, we will make no attempt to forecast short-term movements of the stock market or individual sectors. As long-term investors, we intend to maintain a broadly diversified portfolio that reflects the sector weightings of the S&P 500, while looking for individual stocks that have a reasonable probability of providing excess returns.

---------------
 * The S&P 500 is an unmanaged index generally representative of the equity market as a whole and cannot be invested in directly.

** The composition of the Fund's holdings is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEAFIRST
BLUE CHIP FUND
(AS OF AUGUST 31, 1996)
PORTFOLIO COMPOSITION
FUND QUALITY
A Strategy for Long-Term Capital
Appreciation
The Fund maintains a "quality"
investment orientation by placing an
emphasis on the securities of
well-known established companies.
This "blue chip" approach may be
appropriate for investors seeking
long-term growth of capital. At
least 80% of the Fund's assets are
normally invested in blue chip
stocks. To meet the criteria set by
the Fund's investment objectives,
these stocks must be components of
the Dow Jones Industrial Average or
the Standard & Poor's 500 Index.

                                                  TOP TEN HOLDINGS*
                                                  ------------------------------------------------------
                                                                                     PERCENT OF
                                                               COMPANY               NET ASSETS
                                                  ------------------------------------------------------
                                                    Coca-Cola Co.                       2.63%
                                                  ......................................................
                                                    General Electric Co.                2.50%
                                                  ......................................................
                                                    Merck & Co., Inc.                   2.43%
                                                  ......................................................
                                                    Intel Corp.                         2.23%
                                                  ......................................................
                                                    Citicorp                            2.02%
                                                  ......................................................
                                                    Johnson & Johnson                   1.97%
                                                  ......................................................
                                                    Philip Morris Cos., Inc             1.84%
                                                  ......................................................
                                                    Microsoft Corp.                     1.73%
                                                  ......................................................
                                                    E.I. Du Pont De Nemours & Co.       1.70%
                                                  ......................................................
                                                    Sprint Corp.                        1.63%
                                                  ------------------------------------------------------
                                                  TOTAL                                20.68%
                                                  ------------------------------------------------------


--------------------------------------------------------------------------------
A RESEARCH-DRIVEN APPROACH*

Utilities                                10.79%
Finance                                  13.34%
Consumer Staples                         10.98%
U.S. T. Bills                             5.41%
Computers                                 7.31%
Chemicals                                 4.51%
Other                                     6.58%
Technology                               11.35%
Capital Goods                            10.72%
Energy                                    8.64%
Basics                                    6.31%
Transportation                            4.06%

                                                    The Fund adviser's research
                                                    orientation seeks to
                                                    identify individual stocks,
                                                    within the sector
                                                    allocations mirroring those
                                                    of the S&P 500, with the
                                                    greatest potential for
                                                    long-term growth. The Fund's
                                                    primary emphasis is on
                                                    stocks that, in the opinion
                                                    of the Fund's adviser, have
                                                    the greatest potential of
                                                    superior performance with
                                                    the least amount of risk.


* The composition of the Fund's holdings is subject to change.

SEAFIRST BOND FUND

----------------------
----------------------

STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the Bond Fund.

GOAL:

The Seafirst Bond Fund seeks interest income and capital appreciation.

INVESTMENTS:

The Fund invests in a diversified portfolio of investment-grade, intermediate- and longer-term bonds, including corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents.

APPROPRIATE FOR:

Investors who want interest income and capital appreciation from a diversified portfolio of fixed-income securities.

INCEPTION:

March 9, 1988

SIZE OF FUND AS OF
AUGUST 31, 1996:

Over $41 million

Q
    WHAT MAJOR ECONOMIC FACTORS AFFECTED THE BOND MARKETS DURING THE SIX MONTH PERIOD ENDED
AUGUST 31, 1996?

A
    Rising interest rates caused bond prices to fall during much of the period, as investors became concerned that a stronger economy would reignite inflation. At the same time, signs of a strong economy helped high-yield bonds and other low-quality issues perform well compared to bonds with higher credit ratings. This occurred in part because investors became convinced that the economy would continue to deliver higher growth. A strong economy reduces the credit risk of issues backed by companies with relatively weak finances. As lower quality issues gained ground, their yield advantage over issues with higher credit ratings shrank.

Q
    HOW DID THIS ENVIRONMENT AFFECT THE PERFORMANCE OF THE FUND?

A
    We held the Bond Fund's average maturity to a relatively low 3.7 years -- about the same maturity as its benchmark, the Lehman Brothers Government/Corporate Intermediate Bond Index* -- and were able to protect investors from serious losses. The Bond Fund had a total return of -0.24% over the period, compared to a 0.49% return for the benchmark.

AVERAGE ANNUAL TOTAL RETURN
AS OF AUGUST 31, 1996
---------------------------------------

                                  BOND FUND
---------------------------------------
 6 months+                           -0.24%
 ...........................................
 1 year                               3.27%
 ...........................................
 5 years                              5.96%
 ...........................................
 Since Inception
 (3/9/88)                             7.49%
---------------------------------------

+ Performance quoted is not annualized.

Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions.

Q
    HOW DID YOU MANAGE THE FUND'S CREDIT QUALITY?

A
    Since lower-rated bonds were paying relatively low yields compared to issues with higher credit ratings, we believed that investors were not being sufficiently compensated for the additional risk of investing in these lower-quality issues. As a result, we upgraded the average credit quality of the Bond Fund's portfolio holdings to about AAA.

That said, the average credit quality of the Bond Fund remains slightly lower than that of its benchmark index. This is because the Fund currently holds more corporate bonds and fewer government issues than the index. However, these corporate holdings are in the shorter maturity sector, where the resulting risk is typically greatly reduced. (The shorter a bond's maturity, the less its price is likely to fall if interest rates rise.)
Q
    WHERE DID YOU FIND THE BEST INVESTMENT OPPORTUNITIES FOR THE BOND FUND?

A
    The financial services sector was strong, as brokerage firms have experienced rising profits due to cost cutting, increasing revenues from their investment banking and mergers and acquisitions businesses and positive returns from trading.

Q
    WHAT ARE SOME BONDS THAT ARE REPRESENTATIVE OF THE FUND'S CURRENT HOLDINGS?

A
    In the brokerage sector, the Bond Fund holds bonds issued by the Morgan Stanley Group. It also invested in Associates Corp., and GMAC in the diversified finance sector. We invested in issues brought to market in The Money Store home equity loan deal.**

Q
    WHAT IS YOUR OUTLOOK FOR THE BOND MARKET AND THE FUND DURING THE NEXT SIX MONTHS?

A
    Looking forward, we expect the economy to slow to a 2% to 2.5% annual growth rate late this year or early next year. We are also concerned about increasing pressures within the labor market that could lead to wage inflation. Therefore, we expect the Federal Reserve to tighten monetary policy by raising both the federal funds rate and the discount rate.

However, we believe that we are currently at or near cyclical highs in interest rates. We feel the Fed has achieved some amount of price stability, so future changes in monetary policy will be muted. That means interest rates probably will be relatively stable for the near term. Longer term, we are keeping our eye on the changing demographic landscape. Specifically, the aging of the population could lead to more saving and less consumption. These developments could lead, in turn, to lower interest rates -- good news for financial assets such as bonds.
---------------
 * The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the intermediate term government and corporate bond markets and cannot be invested in directly.

** The composition of the Fund's holdings are subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.

SEAFIRST
BOND FUND
(AS OF AUGUST 31, 1996)
PORTFOLIO COMPOSITION

    MOODY'S RATING OF PORTFOLIO
        COMPOSITION QUALITY*

Aaa                                                 69.1%
Aa                                                   6.0%
A                                                   22.2%
BBB                                                  2.7%

                                            QUALITY
                                            The credit research team at Bank of
                                            America, the Fund's adviser,
                                            monitors debt instruments and issuer
                                            quality to identify fixed-income
                                            securities for the Fund. With its
                                            emphasis on quality, the Fund
                                            invests primarily in securities that
                                            are rated investment grade by an
                                            independent rating service or that
                                            are issued by the U.S. Government.
                                            The security selection process also
                                            depends on information about broad
                                            economic factors that can affect the
                                            bond markets.


-----------------------------------------------------------
* The composition of the Fund's
  holdings is subject to change.
--------------------------------------------------------------------------------

FLEXIBILITY
Capitalizing on Changing Markets

The Fund invests in a varied
portfolio of quality bonds in an
effort to protect principal against
sharp price fluctuations and
stabilize net asset value. The
Fund's adviser has great latitude in
deciding how assets are invested
among corporate, government and
mortgage-backed obligations. That
means the Fund enjoys a high level
of flexibility to make the most of
changing market conditions.


        [ART]

PACIFIC HORIZON
PRIME FUND

---------------
---------------

MARIKA ECONOMOS
Portfolio Manager
Taxable Money Market Funds
Bank of America NT&SA

GOAL:

The Pacific Horizon Prime Fund seeks to provide a high level of current income, daily liquidity and stability of principal by investing in U.S.
dollar-denominated short-term money-market instruments.

INVESTMENTS:

The Prime Fund seeks its objectives through a broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

APPROPRIATE FOR:

Investors who require daily liquidity.

SIZE OF FUNDS AS OF
AUGUST 31, 1996:

Over $5.9 billion
Q
    HOW WOULD YOU DESCRIBE THE GENERAL ECONOMIC ENVIRONMENT DURING THE PAST SIX MONTHS?

A
    In March, investors received news that the economy had created more jobs than expected with no evidence of inflation. This news marked the end of a six-month rally, and market sentiment regarding the future of short-term interest rates changed abruptly. Throughout the following six months, stronger-than-expected job creation, combined with historically low unemployment, broke the nine-month-long easing cycle of the Federal Reserve Board. This unexpected strength led many market participants to believe short-term rates were on the rise. A pattern of volatility emerged in the short-term markets as the intentions of the Federal Reserve remained unclear. Yields rose on strong economic data regarding employment and the manufacturing and housing sectors and then fell again as inflation proved to be non-existent.

Q
    HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A
    Before the period began, we had employed a barbell approach, which divided a large portion of the Fund's assets between overnight to three-month issues and one-year issues -- the opposite ends of the money-market maturity spectrum. In March, we became concerned that interest rates might experience above-normal fluctuation going forward, so we shifted to a "laddered" approach. This included purchases of securities in the middle range of the maturity spectrum: three, six and nine months. By doing so, we maintained strong current yield while, at the same time, protecting the Fund from a sudden increase in short-term rates. We also invested more of our assets in floating-rate notes. These securities perform very well in uncertain rate environments, as their coupons reset to current market levels at relatively short intervals. In this way, we were able to take advantage of market fluctuations without extending our average maturities.

Q
    WHAT WAS THE FUND'S AVERAGE MATURITIES?

A
    The Fund's average maturity was relatively long at around 53 days at the beginning of the period, because we expected rates to fall. As uncertainty about rates increased, we shortened the average maturity to around 45 days to increase the Fund's flexibility.

Q
    WHAT IS YOUR OUTLOOK FOR TAXABLE MONEY MARKETS AND THE FUND GOING FORWARD?

A
    We are still in an environment of economic uncertainty. The Federal Reserve Board has not changed short-term interest rates since January of this year. This shows us that the Board has thus far been happy with the nation's economic state. We have seen strong growth without inflation and appear to be on the right track.

If this continues, we could stay in a steady-rate environment for some time. We will manage the short-term money funds for current yield and flexibility by adhering to our laddered maturity structure and floating-rate note positions. Until we see evidence of either a strengthening or weakening economy, we will keep average maturities neutral, in the 40- to 50-day range.

CURRENT SEVEN-DAY YIELD
AS OF AUGUST 31, 1996*
---------------------------------------

 Prime Fund                              4.92%

---------------------------------------
------------
* Past performance is no guarantee of future results. Yields will fluctuate with the market. Investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (in thousands)
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                ASSET
                                              ALLOCATION   BLUE CHIP
                                                 FUND         FUND      BOND FUND
                                              ----------   ----------   ---------
ASSETS:
  Investment in Master Investment Trust,
    Series I -- Asset Allocation Portfolio,
    Blue Chip Portfolio and Investment Grade
    Bond Portfolio, at value................  $ 156,044    $ 221,159    $ 42,116
  Receivable from Administrator.............          6           70          --
  Deferred organization costs, prepaid
    expenses and other receivables..........         23           36          21
                                              ----------   ----------   ---------
Total assets................................    156,073      221,265      42,137
                                              ----------   ----------   ---------
LIABILITIES:
  Dividends Payable.........................        454           --         189
  Accrued reports to shareholders expense...         44           52          33
  Administration fees payable...............         39           55           2
  Accrued shareholder service fees..........         34           48           9
  Custody fees..............................          4            6           1
  Accrued audit fees........................          8            6           6
  Accrued legal fees........................          4            7           1
  Other accrued expenses....................         13            9           8
                                              ----------   ----------   ---------
Total liabilities...........................        600          183         249
                                              ----------   ----------   ---------
NET ASSETS..................................  $ 155,473    $ 221,082    $ 41,888
                                              ===========  ==========   ===========
Shares Outstanding (no par value, unlimited
  number of shares authorized)..............     10,371       10,232       3,966
                                              ----------   ----------   ---------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE................     $14.99       $21.61      $10.56
                                              ==========   ==========   =========
COMPOSITION OF NET ASSETS:
  Paid-in capital...........................  $ 137,030    $ 169,872    $ 45,018
  Accumulated net realized gains (losses)...     11,520       16,460      (2,403 )
  Undistributed net investment income.......         --          588          --
  Net unrealized appreciation (depreciation)
    on investments..........................      6,923       34,162        (727 )
                                              ----------   ----------   ---------
NET ASSETS, AUGUST 31, 1996.................  $ 155,473    $ 221,082    $ 41,888
                                              ===========  ==========   ===========

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Operations (in thousands)
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                  ASSET
                                                                ALLOCATION    BLUE CHIP
                                                                   FUND         FUND       BOND FUND
                                                                ----------    ---------    ---------
INVESTMENT INCOME:
 Investment Income from Master Investment Trust, Series
   I -- Asset Allocation Portfolio, Blue Chip Portfolio and
   Investment Grade Bond Portfolio, respectively:
   Interest..................................................    $  2,191      $   215      $  1,358
   Dividends.................................................         882        2,410            --
                                                                ----------    ---------    ---------
                                                                    3,073        2,625         1,358
                                                                ----------    ---------    ---------
EXPENSES.....................................................         597        1,014           147
 Less: Fee waivers and expense reimbursements................        (344)        (347)          (99)
                                                                ----------    ---------    ---------
                                                                      253          667            48
                                                                ----------    ---------    ---------
Net Investment Income from Master Investment Trust, Series
 I -- Asset Allocation Portfolio, Blue Chip Portfolio and
 Investment Grade Bond Portfolio, respectively...............       2,820        1,958         1,310
                                                                ----------    ---------    ---------
EXPENSES:
 Administration fees.........................................         231          318            65
 Shareholder service fees....................................         199          274            56
 Custodian fees and expenses.................................          24           33             7
 Legal fees..................................................          18           24             5
 Registration fees and expenses..............................          13           16            13
 Reports to shareholders expense.............................          12           10            19
 Audit fees..................................................           9           12             4
 Trustees fees...............................................           5            6             1
 Amortization of organization costs..........................           4            4             3
 Other operating expenses....................................           7           10             3
                                                                ----------    ---------    ---------
                                                                      522          707           176
Less: Fee waivers and expense reimbursements.................         (19)        (333)          (12)
                                                                ----------    ---------    ---------
                                                                      503          374           164
                                                                ----------    ---------    ---------
Net Investment Income........................................       2,317        1,584         1,146
                                                                ----------    ---------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
 MASTER INVESTMENT TRUST, SERIES I -- ASSET ALLOCATION
 PORTFOLIO, BLUE CHIP PORTFOLIO AND INVESTMENT GRADE BOND
 PORTFOLIO, RESPECTIVELY
 Net realized gain (loss) on securities transactions.........       8,029       10,613          (415)
 Net change in unrealized appreciation (depreciation) on
   investments...............................................      (7,702)      (5,743)         (870)
                                                                ----------    ---------    ---------
Net gain (loss) on Investments from Master Investment Trust,
 Series I -- Asset Allocation Portfolio, Blue Chip Portfolio
 and Investment Grade Bond Portfolio, respectively...........         327        4,870        (1,285)
                                                                ----------    ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..................................................    $  2,644      $ 6,454      ($   139)
                                                                 ========     ========        ======

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (in thousands)
--------------------------------------------------------------------------------

                                                               ASSET ALLOCATION FUND
                                                           -----------------------------
                                                            FOR THE SIX
                                                           MONTHS ENDED       FOR THE
                                                            AUGUST 31,       YEAR ENDED
                                                               1996         FEBRUARY 29,
                                                            (UNAUDITED)         1996
                                                           -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................................     $   2,317        $  4,869
  Net realized gain on securities transactions..........         8,029          18,289
  Net change in unrealized appreciation (depreciation)
    of investments......................................        (7,702)          7,580
                                                           -------------    ------------
  Net increase in net assets resulting from
    operations..........................................         2,644          30,738
                                                           -------------    ------------
Dividends and Distributions to Shareholders:
  Dividends to shareholders from net investment
    income..............................................        (2,317)         (4,869)
  Distributions to shareholders from net realized
    gains...............................................            --         (10,103)
                                                           -------------    ------------
    Total Dividends and Distributions to Shareholders...        (2,317)        (14,972)
                                                           -------------    ------------
Fund Share Transactions:
  Net proceeds from shares subscribed...................         7,355          14,252
  Net asset value of shares issued to shareholders in
    reinvestment of dividends...........................         1,863          14,972
  Shares redeemed.......................................       (12,557)        (31,637)
                                                           -------------    ------------
  Net decrease in net assets resulting from Fund share
    transactions........................................        (3,339)         (2,413)
                                                           -------------    ------------
Total Increase (Decrease)...............................        (3,012)         13,353
NET ASSETS:
  Beginning of period...................................       158,485         145,132
                                                           -------------    ------------
  End of period.........................................     $ 155,473        $158,485
                                                           ============     ==========

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (in thousands) (continued)
--------------------------------------------------------------------------------

                                                                  BLUE CHIP FUND
                                                          ------------------------------
                                                           FOR THE SIX
                                                           MONTHS ENDED       FOR THE
                                                            AUGUST 31,       YEAR ENDED
                                                               1996         FEBRUARY 29,
                                                           (UNAUDITED)          1996
                                                          --------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................      $  1,584         $  2,742
  Net realized gain on securities transactions.........        10,613           19,935
  Net change in unrealized appreciation (depreciation)
    of investments.....................................        (5,743)          28,575
                                                          --------------    ------------
  Net increase in net assets resulting from
    operations.........................................         6,454           51,252
                                                          --------------    ------------
Dividends and Distributions to Shareholders:
  Dividends to shareholders from net investment
    income.............................................        (1,476)          (2,736)
  Distributions to shareholders from net realized
    gains..............................................            --          (14,510)
                                                          --------------    ------------
    Total Dividends and Distributions to
      Shareholders.....................................        (1,476)         (17,246)
                                                          --------------    ------------
Fund Share Transactions:
  Net proceeds from shares subscribed..................        23,021           34,754
  Net asset value of shares issued to shareholders in
    reinvestment of dividends..........................         1,476           17,246
  Shares redeemed......................................       (14,613)         (31,053)
                                                          --------------    ------------
  Net increase in net assets resulting from Fund share
    transactions.......................................         9,884           20,947
                                                          --------------    ------------
Total Increase.........................................        14,862           54,953
NET ASSETS:
  Beginning of period..................................       206,220          151,267
                                                          --------------    ------------
  End of period (including undistributed net investment
    income of $587,805, and $479,371, respectively)....      $221,082         $206,220
                                                          =============     ==========

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (in thousands) (continued)
--------------------------------------------------------------------------------

                                                                    BOND FUND
                                                          ------------------------------
                                                           FOR THE SIX
                                                           MONTHS ENDED       FOR THE
                                                            AUGUST 31,       YEAR ENDED
                                                               1996         FEBRUARY 29,
                                                           (UNAUDITED)          1996
                                                          --------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income................................      $  1,146         $  2,970
  Net realized gain (loss) on securities
    transactions.......................................          (415)           2,153
  Net change in unrealized appreciation (depreciation)
    of investments.....................................          (870)            (139)
                                                          --------------    ------------
  Net increase (decrease) in net assets resulting from
    operations.........................................          (139)           4,984
                                                          --------------    ------------
Dividends and Distributions to Shareholders:
  Dividends to shareholders from net investment
    income.............................................        (1,146)          (2,970)
  Distributions to shareholders from net realized
    gains..............................................            --               --
                                                          --------------    ------------
    Total Dividends and Distributions to
      Shareholders.....................................        (1,146)          (2,970)
                                                          --------------    ------------
Fund Share Transactions:
  Net proceeds from shares subscribed..................         1,268            3,242
  Net asset value of shares issued to shareholders in
    reinvestment of dividends..........................           957            2,970
  Shares redeemed......................................        (6,114)         (16,954)
                                                          --------------    ------------
  Net decrease in net assets resulting from Fund share
    transactions.......................................        (3,889)         (10,742)
                                                          --------------    ------------
Total Decrease.........................................        (5,174)          (8,728)
NET ASSETS:
  Beginning of period..................................        47,062           55,790
                                                          --------------    ------------
  End of period........................................      $ 41,888         $ 47,062
                                                          =============     ==========

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Seafirst Retirement Funds (the "Company"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Company consisted of three funds -- the Asset Allocation Fund, the Blue Chip Fund and the Bond Fund (collectively, the "SRF Funds").

    Each SRF Fund seeks to achieve its investment objective by investing substantially all of its assets in the corresponding portfolio of the Master Investment Trust, Series I, (collectively the "Portfolios"), that has the same investment objectives as that of the SRF Fund. The value of each SRF Fund's investment in each Portfolio included in the accompanying statements of assets and liabilities reflects each SRF Fund's proportionate beneficial interest in the net assets of that Portfolio. At August 31, 1996, the SRF Funds held proportionate interests in the corresponding Portfolios in the following amounts:

Asset Allocation Fund.......................................................    85.5%
Blue Chip Fund..............................................................    65.1%
Bond Fund...................................................................    45.8%

    The financial statements of each Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with each SRF Fund's financial statements.

    Seattle-First National Bank ("Seafirst") serves as the Company's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord Holding Corp. ("Concord"), serves as the distributor of the Company's shares.

    Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the SRF Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements, in accordance with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A)INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES:

    The SRF Funds record their proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the corresponding Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon their investments in each Portfolio. Such investments are adjusted on a daily basis. The valuation of securities by each of the Portfolios is discussed in Note 2 to the financial statements of the Portfolios.

B) FEDERAL INCOME TAXES:

    It is the policy of the SRF Funds to meet the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

C) DIVIDENDS AND DISTRIBUTIONS:

    The SRF Funds declare dividends to shareholders of record on the day of declaration from net investment income. Such dividends are paid quarterly by the Blue Chip Fund and monthly by the Asset Allocation Fund and the Bond Fund. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of an SRF Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

    Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D) OTHER:

    The SRF Funds incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized on a straight-line basis over five years.

    Expenses directly attributable to each SRF Fund are charged to that SRF Fund, while Company expenses attributed to more than one SRF Fund of the Company are allocated among the respective SRF Funds.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The SRF Funds have an Administration Agreement with Seafirst and a Distribution Agreement with the Distributor. In addition, Seafirst has entered into a Sub-Administration Agreement with Concord.

    As Administrator, Seafirst assists in supervising the operations of the SRF Funds. For its services, Seafirst is entitled to a fee, accrued daily and payable monthly, at an annual rate of

0.29% of each SRF Fund's average daily net assets. As Sub-Administrator, Concord has agreed to provide officers and certain administrative and compliance monitoring services to the SRF Funds. For its services, Concord is entitled to a fee, from Seafirst, at an annual rate of 0.06% of each SRF Fund's average daily net assets. The Distributor is not entitled to a fee under the Distribution Agreement.

    Seafirst has agreed to waive fees payable to it to the extent any SRF Fund's expenses exceed an annual rate of 0.95% of average daily net assets. For the period ended August 31, 1996, Seafirst waived the following fees so that the Funds could meet this expense limitation:

Asset Allocation Fund....................................................   $  18,594
Blue Chip Fund...........................................................     332,655
Bond Fund................................................................      11,584

    The SRF Funds have adopted a Shareholder Service Plan (the "Plan") under which the SRF Funds pay for non-distribution shareholder servicing expenses incurred in connection with shares of the SRF Funds. Under the Plan, payments by the SRF Funds may not exceed an annual rate of 0.25% of each Fund's average daily net assets. For the period ended August 31, 1996, the SRF Funds paid the following amounts to Seafirst in connection with the Plan:

Asset Allocation Fund....................................................   $ 199,465
Blue Chip Fund...........................................................     273,775
Bond Fund................................................................      55,683

    For services provided to all three of the SRF Funds constituting the Company, each Trustee receives an annual fee of $4,000. For the period ended August 31, 1996 the SRF Funds incurred the following legal charges which were earned by a law firm, a partner of which serves as Secretary of the Company:

Asset Allocation Fund.....................................................   $ 18,146
Blue Chip Fund............................................................     23,661
Bond Fund.................................................................      5,378

    Certain officers of the Company are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the SRF Funds for the period ended August 31, 1996 are summarized below:

                                                     ASSET
                                                   ALLOCATION    BLUE CHIP      BOND
                                                   ----------    ---------    --------
Shares subscribed...............................     489,708     1,067,035     118,393
Shares issued to shareholders in reinvestment of
  dividends.....................................     123,605       68,172       89,885
Shares redeemed.................................    (834,031)    (682,094 )   (572,283)
                                                   ----------    ---------    --------
Net increase (decrease).........................    (220,718)     453,113     (364,005)
                                                   =========     =========    ========

    Transactions in shares of the SRF Funds for the year ended February 29, 1996 are summarized below:

                                                  ASSET
                                                ALLOCATION    BLUE CHIP        BOND
                                                ----------    ----------    ----------
Shares subscribed............................      977,718     1,773,483       300,687
Shares issued to shareholders in reinvestment
  of dividends...............................    1,016,950       862,906       275,066
Shares redeemed..............................   (2,171,336)   (1,575,254)   (1,570,679)
                                                ----------    ----------    ----------
Net increase (decrease)......................     (176,668)    1,061,135      (994,926)
                                                ==========    ==========    ==========

NOTE 5 -- FEDERAL INCOME TAX STATUS

    At February 29, 1996, the Bond Fund had $1,966,470 of capital loss carryovers which may be used to offset future realized gains on securities transactions to the extent provided for in the Code. Any such unused capital loss carryovers will expire as follows:

2001..................................................................$1,996,470

    It is anticipated that no distributions of future net realized gains on investments will be made to shareholders until the capital loss carryovers are offset by net realized gains or expire.

SEAFIRST RETIREMENT FUNDS -- ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                             FOR THE      FOR THE
                                                              PERIOD       PERIOD
                        PERIOD                               DEC. 6,      JAN. 1,
                        ENDED          YEAR        YEAR        1993         1993
                       AUG. 31,       ENDED       ENDED      THROUGH      THROUGH          YEAR ENDED DECEMBER 31,
                         1996        FEB. 29,    FEB. 28,    FEB. 28,     DEC. 5,       ------------------------------
                     (UNAUDITED)       1996        1995        1994       1993(1)       1992(1)     1991(1)    1990(1)
                     ------------    --------    --------    --------     --------      --------    -------    -------
Net asset value per
 share, beginning of
 period.............   $  14.96      $  13.48    $  13.94    $  13.86     $  12.99      $  12.75    $11.30     $11.47
                     ------------    --------    --------    --------     --------      --------    -------    -------
Income from
 Operations:
 Net investment
   income...........       0.24          0.47        0.46        0.05         0.43          0.46      0.56       0.62
 Net realized and
   unrealized gain
   (loss) on
   investments......       0.03          2.49        0.12        0.08         0.87          0.24      1.45      (0.17 )
                     ------------    --------    --------    --------     --------      --------    -------    -------
Total income from
 investment
 operations.........       0.27          2.96        0.58        0.13         1.30          0.70      2.01       0.45
                     ------------    --------    --------    --------     --------      --------    -------    -------
Less Dividends and
 Distributions:
 Dividends to
   shareholders from
   net investment
   income...........      (0.24)        (0.47)      (0.46)      (0.05)       (0.43)        (0.46)    (0.56 )    (0.62 )
 Distributions to
   shareholders from
   capital gains....         --         (1.01)      (0.58)         --           --            --        --         --
                     ------------    --------    --------    --------     --------      --------    -------    -------
Total dividends and
 distributions......      (0.24)        (1.48)      (1.04)      (0.05)       (0.43)        (0.46)    (0.56 )    (0.62 )
                     ------------    --------    --------    --------     --------      --------    -------    -------
Net asset value per
 share, end of
 period.............   $  14.99      $  14.96    $  13.48    $  13.94     $  13.86      $  12.99    $12.75     $11.30
                     ===========     ========    ========    ========     ========      ========    ========   ========
Total Return........       1.70%**      22.44%       4.49%       0.94%**     10.15%**       5.62%    18.11 %     4.21 %
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000).....   $155,473      $158,485    $145,132    $156,955     $149,719      $106,822    $47,825    $23,608
 Ratio of expenses
   to average net
   assets...........       0.95%*+       0.94%*      0.78%*      0.95%+*      0.95%+        0.95%     0.95 %     0.58 %
 Ratio of net
   investment income
   to average net
   assets...........       2.90%*+       3.19%*      3.40%*      2.64%+*      3.47%+        3.68%     4.72 %     5.58 %
Portfolio turnover
 rate...............         NA            NA          NA          NA           79%          171%      124 %      121 %

---------------

 * Reflects the Fund's proportionate share of the corresponding Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.46%, 0.48%, 0.60%, and 0.69% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

 ** For the period indicated, not annualized.

 + Annualized.

(1) Represents activity of the Fund prior to its reorganization from the Asset Allocation Fund of Collective Investment Trust for Seafirst Retirement Accounts. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.

NA -- Not applicable.

See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS -- BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                             FOR THE      FOR THE
                                                              PERIOD       PERIOD
                        PERIOD                               DEC. 6,      JAN. 1,
                         ENDED         YEAR        YEAR        1993         1993
                       AUG. 31,       ENDED       ENDED      THROUGH      THROUGH          YEAR ENDED DECEMBER 31,
                         1996        FEB. 29,    FEB. 28,    FEB. 28,     DEC. 5,       ------------------------------
                      (UNAUDITED)      1996        1995        1994       1993(1)       1992(1)     1991(1)    1990(1)
                      -----------    --------    --------    --------     --------      --------    -------    -------
Net asset value per
 share, beginning of
 period..............  $   21.09     $  17.35    $  17.75    $  17.34     $  15.65      $  15.17    $12.68     $13.35
                      -----------    --------    --------    --------     --------      --------    -------    -------
Income from
 Operations:
 Net investment
   income............       0.15         0.31        0.28        0.05         0.29          0.30      0.33       0.44
 Net realized and
   unrealized gain
   (loss) on
   investments.......       0.52         5.35        0.88        0.37         1.69          0.48      2.49      (0.67 )
                      -----------    --------    --------    --------     --------      --------    -------    -------
Total income from
 investment
 operations..........       0.67         5.66        1.16        0.42         1.98          0.78      2.82      (0.23 )
                      -----------    --------    --------    --------     --------      --------    -------    -------
Less Dividends and
 Distributions:
 Dividends to
   shareholders from
   net investment
   income............      (0.15)       (0.31)      (0.26)      (0.01)       (0.29)        (0.30)    (0.33 )    (0.44 )
 Distributions to
   shareholders from
   capital gains.....         --        (1.61)      (1.30)         --           --            --        --         --
                      -----------    --------    --------    --------     --------      --------    -------    -------
Total dividends and
 distributions.......      (0.15)       (1.92)      (1.56)      (0.01)       (0.29)        (0.30)    (0.33 )    (0.44 )
                      -----------    --------    --------    --------     --------      --------    -------    -------
Net asset value per
 share, end of
 period..............      21.61     $  21.09    $  17.35    $  17.75     $  17.34      $  15.65    $15.17     $12.68
                      ===========    ========    ========    ========     ========      ========    ========   ========
Total Return.........       3.02%**     33.37%       6.95%       2.42%**     12.74%**       5.16%    22.52 %    -1.79 %
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000)......  $ 221,082     $206,220    $151,267    $132,916     $123,257      $ 96,206    $49,838    $24,727
 Ratio of expenses to
   average net
   assets............       0.95%*+      0.95%*      0.82%*      0.95%+*      0.95%+        0.95%     0.95 %     0.57 %
 Ratio of net
   investment income
   to average net
   assets............       1.45%*+      1.53%*      1.64%*      1.28%+*      1.91%+        2.08%     2.37 %     3.40 %
Portfolio turnover
 rate................         NA           NA          NA          NA            4%           27%       16 %       22 %

---------------

 * Reflects the Fund's proportionate share of the corresponding Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.62%, 0.59%, 0.80%, and 0.93% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

 ** For the period indicated, not annualized.

 + Annualized.

(1) Represents activity of the Fund prior to its reorganization from the Blue Chip Fund of Collective Investment Trust for Seafirst Retirement Accounts. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.

NA -- Not applicable.

See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS -- BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                 FOR THE      FOR THE
                                                                  PERIOD       PERIOD
                            PERIOD                               DEC. 6,      JAN. 1,
                             ENDED         YEAR        YEAR        1993         1993
                           AUG. 31,       ENDED       ENDED      THROUGH      THROUGH          YEAR ENDED DECEMBER 31,
                             1996        FEB. 29,    FEB. 28,    FEB. 28,     DEC. 5,       -----------------------------
                          (UNAUDITED)      1996        1995        1994       1993(1)       1992(1)    1991(1)    1990(1)
                          -----------    --------    --------    --------     --------      -------    -------    -------
Net asset value per
 share, beginning of
 period..................   $ 10.87      $  10.48    $  11.00    $  11.14     $  10.99      $11.01     $10.40     $10.30
                          -----------    --------    --------    --------     --------      -------    -------    -------
Income from Investment
 Operations:
 Net investment income...      0.29          0.64        0.61        0.12         0.58        0.67       0.72       0.82
 Net realized and
   unrealized gain (loss)
   on securities.........     (0.31)         0.39       (0.46)      (0.14)        0.15       (0.02 )     0.61       0.10
                          -----------    --------    --------    --------     --------      -------    -------    -------
Total income (loss) from
 investment operations...     (0.02)         1.03        0.15       (0.02)        0.73        0.65       1.33       0.92
                          -----------    --------    --------    --------     --------      -------    -------    -------
Less Dividends and
 Distributions:
 Dividends to
   shareholders from net
   investment income.....     (0.29)        (0.64)      (0.61)      (0.12)       (0.58)      (0.67 )    (0.72 )    (0.82 )
Distributions to
 shareholders from
 capital gains...........        --            --       (0.06)         --           --          --         --         --
Total dividends and
 distributions...........     (0.29)        (0.64)      (0.67)      (0.12)       (0.58)      (0.67 )    (0.72 )    (0.82 )
                          -----------    --------    --------    --------     --------      -------    -------    -------
Net asset value per
 share, end of period....   $ 10.56      $  10.87    $  10.48    $  11.00     $  11.14      $10.99     $11.01     $10.40
                          ===========     =======     =======     =======      =======      ========   ========   ========
Total Return.............     (0.24%)**      9.90%       1.57%      (0.23)%**     6.80%**     6.04 %    13.28 %     9.43 %
Ratios/Supplemental Data:
 Net assets, end of
   period (000)..........   $41,888      $ 47,062    $ 55,791    $ 76,773     $ 82,970      $73,826    $53,469    $9,445
 Ratio of expenses to
   average net assets....      0.95%*+       0.95%*      0.83%*      0.95%+*      0.95%+      0.95 %     0.66 %     0.00 %
 Ratio of net investment
   income to average net
   assets................      5.14%*+       5.74%*      5.64%*      4.38%+*      5.60%+      6.15 %     7.13 %     8.31 %
Portfolio turnover
 rate....................        NA            NA          NA          NA           95%        154 %      197 %      113 %

---------------

 * Reflects the Fund's proportionate share of the corresponding Portfolio's expenses and fee waivers and expense reimbursements by the Portfolio's Investment Adviser and Administrator and the Fund's Administrator and Distributor. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.49%, 0.61%, 0.58% and 0.84%(annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

 ** For the period indicated, not annualized.

 + Annualized.

(1) Represents activity of the Fund prior to its reorganization from the Bond Fund of Collective Investment Trust for Seafirst Retirement Accounts. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.

NA -- Not applicable.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COMMON STOCKS
AEROSPACE/DEFENSE -- 0.9%
 Boeing Co. .........................................................       17,500     $  1,583,750
                                                                                       ------------
AIRLINES -- 0.2%
 AMR Corp. ..........................................................        4,500          369,000
                                                                                       ------------
ALUMINUM -- 0.3%
 Aluminum Co of America..............................................        9,400          583,975
                                                                                       ------------
AUTOMOBILES -- 0.9%
 Ford Motor..........................................................       10,000          335,000
 General Motors Corp. ...............................................       28,200        1,402,950
                                                                                       ------------
                                                                                          1,737,950
                                                                                       ------------
AUTOMOBILE PARTS -- 1.0%
 Cooper Tire & Rubber................................................       16,500          321,750
                                                                                       ------------
BANKS -- 3.6%
 BankOne Corp. ......................................................       47,000        1,803,625
 Chase Manhattan Corp. ..............................................       19,800        1,472,625
 CitiCorp............................................................       16,700        1,390,275
 Wells Fargo Company.................................................        7,533        1,873,834
                                                                                       ------------
                                                                                          6,540,359
                                                                                       ------------
BEVERAGES -- ALCOHOLIC -- 0.6%
 Anheuser-Busch Companies............................................       14,900        1,128,675
                                                                                       ------------
BEVERAGES -- SOFT DRINKS -- 1.7%
 Coca-Cola Co. ......................................................       38,700        1,935,000
 Pepsico.............................................................       37,400        1,075,250
                                                                                       ------------
                                                                                          3,010,250
                                                                                       ------------
CHEMICALS -- 2.1%
 Corning, Inc. ......................................................       12,400          461,900
 Dow Chemical Co. ...................................................       10,600          845,350
 E.I. Du Pont De Nemours & Co. ......................................       13,000        1,067,625
 Monsanto Corp. .....................................................       46,000        1,477,750
                                                                                       ------------
                                                                                          3,852,625
                                                                                       ------------
COMMERCIAL SERVICES -- 0.1%
 Dun & Bradstreet Corp. .............................................        3,300          190,163
                                                                                       ------------
COMPUTER SOFTWARE -- 2.0%
 Automatic Data Processing Inc. .....................................       16,800          699,300
 Microsoft Corp. ....................................................       18,400        2,254,000
 Silicon Graphics. ..................................................       29,700          690,525
                                                                                       ------------
                                                                                          3,643,825
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COMPUTER HARDWARE -- 2.8%
 Cisco Systems.......................................................       24,600     $  1,297,650
 Hewlett Packard Co. ................................................       24,000        1,050,000
 IBM.................................................................       14,500        1,658,438
 Seagate Technology..................................................       23,700        1,137,600
                                                                                       ------------
                                                                                          5,143,688
                                                                                       ------------
ELECTRICAL PRODUCTS -- 2.8%
 Emerson Electric Co. ...............................................       15,900        1,331,625
 General Electric Co. ...............................................       44,700        3,715,688
                                                                                       ------------
                                                                                          5,047,313
                                                                                       ------------
FINANCIAL SERVICES -- 2.7%
 American Express....................................................       44,500        1,946,875
 Dean Witter Discover Co. ...........................................       32,800        1,640,000
 Household International, Inc. ......................................       16,800        1,331,400
                                                                                       ------------
                                                                                          4,918,275
                                                                                       ------------
FOOD -- 1.4%
 Conagra Inc. .......................................................       20,000          842,500
 Ralston Purina Co. .................................................       15,300          956,250
 Sara Lee Corp. .....................................................       23,000          724,500
                                                                                       ------------
                                                                                          2,523,250
                                                                                       ------------
HEALTHCARE PRODUCTS -- 0.8%
 Baxter International................................................       21,200          946,050
 Medtronic Inc. .....................................................        8,100          421,200
                                                                                       ------------
                                                                                          1,367,250
                                                                                       ------------
HOUSEHOLD/GENERAL PRODUCTS -- 1.9%
 Colgate-Palmolive Co. ..............................................        4,600          373,750
 Gillette Co. .......................................................       14,800          943,500
 Newell Co. .........................................................       18,000          560,250
 Proctor & Gamble....................................................       18,700        1,661,963
                                                                                       ------------
                                                                                          3,539,463
                                                                                       ------------
INSURANCE -- LIFE -- 0.5%
 Providian Corp. ....................................................       21,800          901,975
                                                                                       ------------
INSURANCE -- PROPERTY AND CASUALTY -- 1.0%
 American Intl Group, Inc. ..........................................       12,750        1,211,250
 Chubb Corp. ........................................................       13,800          612,375
                                                                                       ------------
                                                                                          1,823,625
                                                                                       ------------
LEISURE -- 0.7%
 Disney Walt Co. ....................................................       15,497          883,329
 Hilton Hotels Corp..................................................        3,900          416,813
                                                                                       ------------
                                                                                          1,300,142
                                                                                       ------------
MACHINERY -- 1.0%
 General Signal Corp. ...............................................       17,500          702,188
 Illinois Tool Works Inc. ...........................................       17,100        1,182,038
                                                                                       ------------
                                                                                          1,884,226
                                                                                       ------------
MANUFACTURING -- BUILDING MATERIALS -- 0.4%
 Armstrong World Ind. ...............................................       10,200          631,125
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
MEDIA, PUBLISHING -- 0.8%
 Gannett, Inc. ......................................................        4,100     $    274,700
 McGraw Hill Companies...............................................        9,400          385,400
 Time Warner, Inc. ..................................................        9,600          320,400
 Tribune Co. ........................................................        6,300          452,813
                                                                                       ------------
                                                                                          1,433,313
                                                                                       ------------
MEDIA -- BROADCASTING -- 0.1%
 TeleCommunications, Inc. ...........................................        8,300          123,463
                                                                                       ------------
METALS -- 0.3%
 Newmont Mining Corp. ...............................................       10,500          555,188
                                                                                       ------------
MULTI INDUSTRIES -- 3.0%
 Alco Standard Corp. ................................................       36,900        1,609,763
 Tenneco Inc. .......................................................       18,800          935,300
 TRW Inc. ...........................................................       15,400        1,424,500
 Tyco International..................................................       34,600        1,461,850
                                                                                       ------------
                                                                                          5,431,413
                                                                                       ------------
OIL & GAS INTERNATIONAL -- 2.3%
 Chevron Corp. ......................................................       12,300          724,163
 Exxon Corp. ........................................................       19,600        1,594,950
 Mobil Oil...........................................................        9,200        1,037,300
 Texaco Inc. ........................................................        9,000          798,750
                                                                                       ------------
                                                                                          4,155,163
                                                                                       ------------
OIL & GAS PRODUCTION/SERVICES -- 2.3%
 Coastal Corp. ......................................................       20,100          796,463
 Panenergy Corp. ....................................................       20,500          679,063
 Halliburton Co. ....................................................       12,700          668,338
 Schlumberger Ltd. ..................................................        6,900          582,188
 Williams Co. .......................................................       17,700          882,788
 USX Marathon Group..................................................       24,100          503,088
                                                                                       ------------
                                                                                          4,111,928
                                                                                       ------------
PAPER PRODUCTS -- 1.2%
 Champion International..............................................       27,100        1,165,300
 International Paper Co. ............................................       11,300          452,000
 Willamette Industries...............................................        8,200          506,350
                                                                                       ------------
                                                                                          2,123,650
                                                                                       ------------
PHARMACEUTICALS -- 5.4%
 Abbot Laboratories..................................................       39,000        1,759,875
 American Home Products..............................................       21,000        1,244,250
 Amgen Inc. .........................................................       10,000          582,500
 Bristol-Meyers......................................................       15,800        1,386,450
 Johnson & Johnson...................................................        8,000          394,000
 Lilly Eli & Co. ....................................................       19,800        1,133,550
 Merck & Co., Inc. ..................................................       18,200        1,194,375
 Pfizer, Inc. .......................................................       16,600        1,178,600
 Schering Plough Corp. ..............................................       10,400          581,100
 Warner Lambert Co. .................................................        5,400          321,300
                                                                                       ------------
                                                                                          9,776,000
                                                                                       ------------
PHOTOGRAPHY -- 0.3%
 Eastman Kodak Co. ..................................................        6,900          500,250
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
RAILROAD -- 0.8%
 Burlington Northern Santa Fe........................................        8,400     $    672,000
 Union Pacific Corp. ................................................        9,600          699,600
                                                                                       ------------
                                                                                          1,371,600
                                                                                       ------------
RETAIL -- 3.3%
 Home Depot..........................................................       28,300        1,503,438
 May Dept Stores.....................................................       24,000        1,092,000
 Nordstrom, Inc. ....................................................       18,100          705,900
 Price/Costco Inc. ..................................................       29,500          586,313
 Wal-Mart Stores, Inc. ..............................................       80,400        2,130,600
                                                                                       ------------
                                                                                          6,018,251
                                                                                       ------------
SEMICONDUCTORS -- 2.4%
 Intel Corp. ........................................................       36,000        2,873,250
 Motorola, Inc. .....................................................       12,700          677,863
 National Semiconductor..............................................       44,700          821,363
                                                                                       ------------
                                                                                          4,372,476
                                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.5%
 3 Com Corp..........................................................       18,000          841,500
                                                                                       ------------
TELECOMMUNICATIONS SERVICES -- 3.1%
 Airtouch Communications.............................................       13,000          357,500
 AT&T................................................................       25,900        1,359,750
 GTE.................................................................       36,100        1,421,438
 MCI Communications Corp. ...........................................       45,100        1,133,138
 Pacific Telesis Group...............................................       13,700          443,524
 Worldcom Inc. ......................................................       44,200          928,200
                                                                                       ------------
                                                                                          5,643,550
                                                                                       ------------
TOBACCO -- 1.6%
 Philip Morris Cos., Inc. ...........................................       20,900        1,875,775
 UST, Inc. ..........................................................       33,400        1,002,000
                                                                                       ------------
                                                                                          2,877,775
                                                                                       ------------
TOYS -- 0.1%
 Mattel, Inc. .......................................................        7,000          184,625
                                                                                       ------------
UTILITIES/ELECTRIC -- 0.8%
 Central & South West Corp. .........................................       24,200          638,275
 Duke Power Co. .....................................................       15,900          743,325
                                                                                       ------------
                                                                                          1,381,600
                                                                                       ------------
UTILITIES -- GAS -- 0.8%
 Noram Energy........................................................       65,700          960,863
 Pacific Enterprises.................................................       13,800          412,275
                                                                                       ------------
                                                                                          1,373,138
                                                                                       ------------
Total Common Stocks -- 57.2%
 (Cost $95,101,290)..................................................                   104,317,537
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                           PRINCIPAL
                                                              MATURITY      AMOUNT        VALUE
                   DESCRIPTION                       RATE       DATE         (000)        (NOTE)
-------------------------------------------------    -----    ---------    ---------   ------------
U.S. GOVERNMENT OBLIGATIONS
U.S. TREASURY BONDS -- 7.5%
 U.S. Treasury Bonds.............................    10.38%    11/15/12    $   8,800   $ 10,954,680
 U.S. Treasury Bonds.............................     8.13%    08/15/21        2,500      2,739,675
                                                                                       ------------
                                                                                         13,694,355
                                                                                       ------------
U.S. TREASURY NOTES -- 2.0%
 U.S. Treasury Notes.............................     5.00%    02/15/99        2,250      2,176,560
 U.S. Treasury Notes.............................     6.63%    06/30/01        1,500      1,493,085
                                                                                       ------------
                                                                                          3,669,645
                                                                                       ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS -- 9.5%
 (Cost $18,085,133)..............................                                        17,364,000
                                                                                       ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 13.4%
 *Federal Home Loan Mortgage Corporation
   Pool #G10304..................................     6.50%    04/01/09          887        851,594
 *Federal Home Loan Mortgage Corporation
   Pool #E60891..................................     6.50%    07/01/10        3,066      2,942,527
 *Federal Home Loan Mortgage Corporation
   Pool #297505..................................     8.00%    06/01/17           12         12,216
 *Federal Home Loan Mortgage Corporation
   Pool #533301..................................    10.50%    04/01/19           32         35,199
 *Federal Home Loan Mortgage Corporation
   Pool #544066..................................     8.00%    12/01/19           13         13,416
 FNCI Pool #325602...............................     6.50%    10/01/10          578        554,414
 FNCI Pool #329451...............................     6.50%    03/01/11          992        951,578
 FNCI Pool #338029...............................     6.50%    03/01/11          421        403,518
 FNCI Pool #338572...............................     6.50%    03/01/11          673        644,942
 FNCI Pool #340676...............................     6.50%    03/01/11          999        958,542
 FNCI Pool #340686...............................     6.50%    03/01/11        1,270      1,218,180
 *Government National Mortgage Association
   Pool #146301..................................    10.00%    02/15/16           90         97,715
 GNSF Pool #318567...............................     8.00%    01/15/22           15         15,442
 GNSF Pool #317275...............................     8.00%    02/15/22           16         15,713
 GNSF Pool #321799...............................     8.00%    04/15/22          487        487,542
 GNSF Pool #323085...............................     8.00%    05/15/22          976        976,437
 GNSF Pool #342065...............................     8.00%    11/15/22          434        434,379
 FGLMC Pool #D66935..............................     7.50%    01/01/26          409        399,871
 FGLMC Pool #D66969..............................     7.50%    01/01/26          876        856,854
 FGLMC Pool #D68671..............................     7.50%    02/01/26          599        585,388
 FGLMC Pool #D69671..............................     7.50%    03/01/26           33         32,571
 FGLMC Pool #D70402..............................     7.50%    03/01/26          107        104,693
 FGLMC Pool #D69839..............................     7.50%    04/01/26          540        528,441
 FGLMC Pool #D69930..............................     7.50%    04/01/26          468        457,378
 FGLMC Pool #D70086..............................     7.50%    04/01/26          577        564,455
 FGLMC Pool #D71116..............................     7.50%    05/01/26           98         95,773
 FGLMC Pool #D71404..............................     7.50%    05/01/26        1,270      1,242,049
 FGLMC TBA.......................................     8.00%    08/01/26        9,000      9,056,250
                                                                                       ------------
Total U.S. Government Agency Obligations
 (Cost $24,942,940)..............................                                        24,537,077
                                                                                       ------------
TAXABLE MUNICIPAL BONDS -- 0.4%
ILLINOIS -- 0.4%
 Cook County, General Obligation Bond............     5.00%    11/15/23          800        685,000
                                                                                       ------------
EURO BONDS -- 1.4%
 Republic of Italy Zero Coupon...................     0.00%    01/10/01        3,500      2,559,374
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                           PRINCIPAL
                                                              MATURITY      AMOUNT        VALUE
                   DESCRIPTION                       RATE       DATE         (000)        (NOTE)
-------------------------------------------------    -----    ---------    ---------   ------------
COMMERCIAL PAPER -- 4.2%
 AT&T**..........................................     5.32%    09/10/96    $   3,800   $  3,796,069
 Nestle Capital Corp**...........................     5.32%    09/10/96        3,800      3,798,344
                                                                                       ------------
                                                                                          7,594,413
                                                                                       ------------
CORPORATE OBLIGATIONS -- 14.7%
CORPORATE BONDS -- 1.9%
 Lehman Brothers.................................     5.75%    11/15/98        1,000        975,000
 Hertz Corporation...............................     7.00%    07/15/03        2,500      2,421,875
                                                                                       ------------
                                                                                          3,396,875
                                                                                       ------------
MEDIUM TERM NOTES -- 12.8%
 Morgan Stanley Group MTN........................     5.63%    03/01/99        1,500      1,456,875
 Province of Quebec MTN..........................     7.98%    04/01/99        3,000      3,075,000
 General Motors Accept Corp......................     7.38%    05/26/99        2,000      2,022,500
 Bank of Nova Scotia.............................     9.00%    10/01/99        1,400      1,477,000
 GMAC............................................     8.40%    10/15/99        1,345      1,398,800
 Ford Motor......................................     8.38%    01/15/00        3,000      3,112,500
 International Lease Finance.....................     5.71%    02/01/00        1,600      1,536,000
 Chrysler Financial Corp.........................     5.63%    02/16/01        2,500      2,346,875
 NationsBank Credit Card Master..................     6.45%    04/15/03        3,500      3,455,168
 The Money Storetrust 1996-B.....................     7.38%    05/15/17        3,500      3,494,112
                                                                                       ------------
                                                                                         23,374,830
                                                                                       ------------
Total Corporate Obligations
 (Cost $38,264,533)                                                                      26,771,705
                                                                                       ------------
TOTAL INVESTMENTS -- 100.7%
 (Cost $176,393,070).............................                                       183,829,106
Other Liabilities in Excess of
 Assets -- (0.7%)................................                                        (1,317,231)
                                                                                       ------------
NET ASSETS -- 100%...............................                                      $182,511,875
                                                                                       ==============

---------------

 * Mortgage-backed pass-through obligations

** Discount Security

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COMMON STOCKS
AEROSPACE/DEFENSE -- 3.6%
 Lockheed Martin Corp. ..............................................       43,100     $  3,625,788
 Rockwell International..............................................       60,900        3,166,800
 United Technologies Corp............................................       46,500        5,242,875
                                                                                       ------------
                                                                                         12,035,463
                                                                                       ------------
AIRLINES -- 0.4%
 AMR Corp. ..........................................................       15,900        1,303,800
                                                                                       ------------
APPAREL -- 0.9%
 Nike Inc. ..........................................................       26,700        2,883,600
                                                                                       ------------
AUTOMOBILES -- 2.0%
 Chrysler Corp. .....................................................      115,800        3,372,675
 Ford ...............................................................      103,700        3,473,950
                                                                                       ------------
                                                                                          6,846,625
                                                                                       ------------
AUTOMOBILE PARTS -- 0.5%
 Goodyear ...........................................................       38,200        1,742,875
                                                                                       ------------
BANKS -- 7.2%
 Bank of Boston Corp. ...............................................       89,600        4,726,400
 Citicorp ...........................................................       82,200        6,843,150
 Comerica ...........................................................       77,200        3,763,500
 First Union Corp. ..................................................       73,200        4,675,650
 NationsBank Corp. ..................................................       52,200        4,443,525
                                                                                       ------------
                                                                                         24,452,225
                                                                                       ------------
BEVERAGES -- SOFT DRINKS -- 3.8%
 Coca-Cola Co. ......................................................      178,600        8,930,000
 Pepsico ............................................................      133,600        3,841,000
                                                                                       ------------
                                                                                         12,771,000
                                                                                       ------------
CHEMICALS -- 3.5%
 E.I. Du Pont de Nemours ............................................       70,200        5,765,175
 Monsanto ...........................................................      146,400        4,703,100
 Morton International ...............................................       32,900        1,221,413
                                                                                       ------------
                                                                                         11,689,688
                                                                                       ------------
COMPUTER HARDWARE -- 2.1%
 Compaq Computer Corp. ..............................................       50,700        2,870,888
 Sun Microsystems Inc. ..............................................       36,100        1,962,938
 Xerox Corporation ..................................................       40,900        2,244,388
                                                                                       ------------
                                                                                          7,078,214
                                                                                       ------------
COMPUTER SOFTWARE -- 5.2%
 Computer Associates ................................................       49,350        2,590,875
 Cisco Systems ......................................................       90,500        4,773,875
 Cabletron Systems ..................................................       20,700        1,262,700
 Microsoft Corp. ....................................................       47,800        5,855,500
 Oracle .............................................................       90,450        3,188,363
                                                                                       ------------
                                                                                         17,671,313
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
COSMETICS/TOILETRIES -- 1.3%
 Avon Products ......................................................       91,900     $  4,399,713
                                                                                       ------------
ELECTRICAL EQUIPMENT -- 2.5%
 General Electric Co. ...............................................      102,100        8,487,063
                                                                                       ------------
FINANCIAL SERVICES -- 2.9%
 Merrill Lynch ......................................................       56,500        3,460,625
 Morgan (J.P.) & Co., Inc. ..........................................       37,300        3,268,413
 Morgan Stanley .....................................................       65,800        3,141,950
                                                                                       ------------
                                                                                          9,870,988
                                                                                       ------------
FOODS -- 2.5%
 Conagra Inc. .......................................................       71,800        3,024,575
 Hershey Foods Corp. ................................................       30,500        2,657,313
 Sara Lee Corp. .....................................................       92,100        2,901,150
                                                                                       ------------
                                                                                          8,583,038
                                                                                       ------------
FOREST PRODUCTS AND PAPER -- 1.0%
 Bemis Co. ..........................................................       39,400        1,177,075
 Mead Inc. ..........................................................        5,300          211,825
 Temple Inland Inc. .................................................       40,100        2,068,813
                                                                                       ------------
                                                                                          3,457,713
                                                                                       ------------
HOUSEHOLD PRODUCTS -- GENERAL -- 2.1%
 Clorox .............................................................       45,400        4,250,575
 Proctor & Gamble ...................................................       33,000        2,932,875
                                                                                       ------------
                                                                                          7,183,450
                                                                                       ------------
INSURANCE -- 3.2%
 Aetna Inc. .........................................................        8,422          556,905
 Allstate ...........................................................       67,197        2,998,666
 American General ...................................................       92,300        3,368,950
 Cigna ..............................................................       23,100        2,682,488
 General re Corp. ...................................................        8,500        1,231,438
                                                                                       ------------
                                                                                         10,838,447
                                                                                       ------------
LEISURE -- 1.4%
 Walt Disney Co. ....................................................       66,178        3,772,146
 King World Productions Inc. ........................................       27,600          972,900
                                                                                       ------------
                                                                                          4,745,046
                                                                                       ------------
MACHINERY & EQUIPMENT -- 1.1%
 Caterpillar Inc. ...................................................       27,400        1,887,175
 Ingersoll Rand Co. .................................................       39,500        1,688,625
                                                                                       ------------
                                                                                          3,575,800
                                                                                       ------------
MANUFACTURING -- 0.5%
 Armstrong World Industries .........................................       24,700        1,528,313
                                                                                       ------------
MEDIA -- PUBLISHING -- 1.1%
 New York Times Co. .................................................       66,500        2,078,125
 Times Mirror .......................................................       35,700        1,548,488
                                                                                       ------------
                                                                                          3,626,613
                                                                                       ------------
MEDICAL -- HOSPITAL MANAGEMENT SERVICES -- 0.8%
 Columbia Healthcare Corp. (HCA) ....................................       50,400        2,841,300
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
METALS -- 1.1%
 Phelps Dodge .......................................................       45,800     $  2,770,900
 USX -- Steel .......................................................       36,000          775,500
                                                                                       ------------
                                                                                          3,546,400
                                                                                       ------------
MULTI-INDUSTRY -- 2.1%
 Honeywell Inc. .....................................................       74,000        4,301,250
 Textron ............................................................       33,400        2,851,525
                                                                                       ------------
                                                                                          7,152,775
                                                                                       ------------
OIL/GAS -- DOMESTIC -- 2.1%
 Atlantic Richfield Co. .............................................       20,300        2,370,025
 Phillips Petroleum Co. .............................................       59,000        2,389,500
 Unocal Corp. .......................................................       64,700        2,215,975
                                                                                       ------------
                                                                                          6,975,500
                                                                                       ------------
OIL/GAS -- INTERNATIONAL -- 5.6%
 Exxon Corp. ........................................................       67,200        5,468,400
 Mobil Corp. ........................................................       42,000        4,735,500
 Royal Dutch Pete Co. ...............................................       23,800        3,555,125
 Texaco Inc. ........................................................       57,100        5,067,625
                                                                                       ------------
                                                                                         18,826,650
                                                                                       ------------
OIL/GAS -- PRODUCTION SERVICES -- 1.0%
 Tidewater ..........................................................       91,500        3,511,313
                                                                                       ------------
PHARMACEUTICALS -- 9.1%
 Abbott Labs ........................................................       83,000        3,745,375
 Bristol-Meyers .....................................................       49,200        4,317,300
 Johnson & Johnson ..................................................      135,700        6,683,225
 Merck & Co. Inc. ...................................................      125,700        8,249,063
 Pfizer Inc. ........................................................       67,300        4,778,300
 Schering Plough Corp. ..............................................       55,400        3,095,475
                                                                                       ------------
                                                                                         30,868,738
                                                                                       ------------
PHOTOGRAPHY -- 0.8%
 Eastman Kodak ......................................................       35,400        2,566,500
                                                                                       ------------
RAILROAD -- 1.1%
 Norfolk Southern Corp. .............................................       46,300        3,860,263
                                                                                       ------------
RESTAURANTS/LODGING -- 1.2%
 Hospitality Franchise ..............................................       25,200        1,508,850
 Marriott International Inc. ........................................       47,800        2,623,025
                                                                                       ------------
                                                                                          4,131,875
                                                                                       ------------
RETAIL -- 4.9%
 American Stores Co. ................................................       98,500        4,050,813
 Dayton Hudson ......................................................       75,900        2,618,550
 Gap Inc. ...........................................................      135,000        4,725,000
 Home Depot Inc. ....................................................       46,100        2,449,063
 TJX Cos. Inc. ......................................................       82,200        2,630,400
                                                                                       ------------
                                                                                         16,473,826
                                                                                       ------------
SEMICONDUCTORS -- 2.2%
 Intel Corp. ........................................................       94,800        7,566,225
                                                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.8%
 Harris Corp. .......................................................       42,600        2,619,900
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                                          VALUE
                             DESCRIPTION                                  SHARES         (NOTE 2)
---------------------------------------------------------------------    ---------     ------------
TOBACCO -- 1.8%
 Philip Morris Inc. .................................................       69,500     $  6,237,625
                                                                                       ------------
TOYS -- 0.5%
 Hasbro Inc. ........................................................       42,300        1,554,525
                                                                                       ------------
UTILITIES -- ELECTRIC -- 3.1%
 Edison International ...............................................      232,200        4,034,475
 FPL Group Inc. .....................................................       51,400        2,274,450
 General Public Utilities ...........................................      132,400        4,170,600
                                                                                       ------------
                                                                                         10,479,525
                                                                                       ------------
UTILITIES -- GAS -- 0.9%
 Pacific Enterprises ................................................       97,700        2,918,788
                                                                                       ------------
UTILITIES -- TELECOMMUNICATIONS -- 6.8%
 Ameritech Corp. ....................................................       68,300        3,525,988
 AT&T ...............................................................       70,700        3,711,750
 Bellsouth Corp. ....................................................      125,200        4,538,500
 GTE Corp. ..........................................................       79,600        3,134,250
 Nynex Corp. ........................................................       62,300        2,686,687
 Sprint Corp. .......................................................      136,300        5,537,188
                                                                                       ------------
                                                                                         23,134,363
                                                                                       ------------
TOTAL COMMON STOCKS -- 94.4%
 (Cost $320,232,223) ................................................                   320,037,067
                                                                                       ------------
PREFERRED STOCK -- 0.1%
 Aetna Services......................................................        2,808          195,156
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                           PRINCIPAL
                                                              MATURITY      AMOUNT        VALUE
                   DESCRIPTION                       RATE       DATE         (000)       (NOTE 2)
-------------------------------------------------    -----    ---------    ---------   ------------
U.S. GOVERNMENT OBLIGATIONS -- 5.4%
 U.S. Treasury Bill..............................     5.06%*  09/19/96     $   368   $    367,017
 U.S. Treasury Bill..............................     5.15%*  10/17/96          22         21,848
 U.S. Treasury Bill..............................     5.03%*  10/24/96       2,196      2,179,494
 U.S. Treasury Bill..............................     4.99%*  10/24/96       2,730      2,709,481
 U.S. Treasury Bill..............................     4.97%*  10/24/96       1,213      1,203,883
 U.S. Treasury Bill..............................     5.06%*  10/31/96         734        727,654
 U.S. Treasury Bill..............................     5.00%*  11/07/96         493        488,247
 U.S. Treasury Bill..............................     5.10%*  11/07/96         663        656,608
 U.S. Treasury Bill..............................     5.02%*  11/07/96         940        930,937
 U.S. Treasury Bill..............................     5.04%*  11/14/96         687        679,676
 U.S. Treasury Bill..............................     4.97%*  11/14/96         434        429,373
 U.S. Treasury Bill..............................     4.98%*  11/14/96         687        679,676
 U.S. Treasury Bill..............................     4.97%*  11/14/96         947        936,904
 U.S. Treasury Bill..............................     5.02%*  11/14/96         261        258,217
 U.S. Treasury Bill..............................     5.03%*  11/14/96         108        106,849
 U.S. Treasury Bill..............................     5.07%*  11/14/96       5,677      5,616,476
 U.S. Treasury Bill..............................     5.07%*  11/14/96         337        333,407
                                                                                     ------------
                                                                                       18,325,745
                                                                                     ------------
Total U.S. Government Obligations
 (Cost $18,293,0401).............................                                      18,325,745
                                                                                     ------------
TOTAL INVESTMENT
 (COST $298,146,861) -- 99.8%....................                                     338,557,968
Other assets in excess of liabilities -- 0.2%....                                         593,428
                                                                                     ------------
NET ASSETS -- 100%...............................                                    $339,151,396
                                                                                     ==============

---------------

* Effective Yield

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                           PRINCIPAL
                                                              MATURITY      AMOUNT        VALUE
                   DESCRIPTION                       RATE       DATE         (000)       (NOTE 2)
-------------------------------------------------    -----    ---------    ---------   ------------
ASSET BACKED SECURITIES -- CREDIT CARDS -- 5.7%
 Standard Credit Card Master Tr..................     7.85%    02/07/02    $   2,500   $  2,577,250
 NationsBank Credit Card Master..................     6.45%    04/15/03        2,700      2,665,415
                                                                                       ------------
                                                                                          5,242,665
                                                                                       ------------
ASSET BACKED SECURITIES -- HOME EQUITY LOANS -- 1.1%
 The Money Storetrust 1996 -- B..................     7.38%    03/15/17        1,000        998,318
                                                                                       ------------
COMMERCIAL PAPER -- 2.4%
 Nestle Capital Corp.............................     5.23%    09/06/96        2,200      2,199,041
                                                                                       ------------
CORPORATE OBLIGATIONS -- 8.6%
 General Motors..................................     8.40%    10/15/99        1,000      1,040,000
 Household International BV......................     5.25%    10/15/98        2,000      1,945,000
 Texas Instruments Inc...........................     6.88%    07/15/00        2,500      2,484,375
 Hertz Corporation...............................     7.00%    07/15/03        2,500      2,421,875
                                                                                       ------------
                                                                                          7,891,250
                                                                                       ------------
EURO BONDS -- 2.6%
 Republic of Italy Zero Coupon...................     0.00%    01/10/01        3,300      2,413,177
                                                                                       ------------
MEDIUM TERM NOTES -- 19.0%
 International Lease Finance MT..................     6.27%    02/10/99        2,500      2,471,875
 Sears Roebuck Co................................     6.58%    06/15/00        2,000      1,965,000
 General Motors Accept Corp......................     7.38%    05/26/99        2,000      2,022,500
 Caterpillar Finance MTN.........................     6.77%    02/01/99        2,000      1,995,000
 Associates Corporation..........................     6.35%    06/29/00        3,000      2,932,500
 Morgan Stanley Group MTN........................     6.25%    03/01/99        2,000      1,942,500
 USL Capital Corp................................     8.13%    02/15/00        4,000      4,115,000
                                                                                       ------------
                                                                                         17,444,375
                                                                                       ------------
U.S. GOVERNMENT AGENCY NOTES -- 4.4%
 Federal Home Loan Mortgage Corp. Pool #303528...     6.00%    06/01/01        2,293      2,192,433
 Federal Home Loan Mortgage Corp. Pool #131579...     6.50%    06/01/01          181        166,900
 Federal Home Loan Mortgage Corp. Pool #286087...     8.00%    06/01/24          773        772,447
 Government National Mortgage Assoc. Pool
   #136688.......................................    10.00%    06/01/15           36         39,341
 Government National Mortgage Assoc. Pool
   #166744.......................................    10.00%    06/01/16          358        391,083
 Government National Mortgage Assoc. Pool
   #209480.......................................    10.00%    07/15/17           80         87,622
 Government National Mortgage Assoc. Pool
   #227082.......................................    10.00%    08/15/17          114        124,052
 Federal Home Loan Mortgage Corp. Pool #160034...     8.50%    12/01/07           69         69,841
 Federal Home Loan Mortgage Corp. Pool #549837...     8.00%    07/01/10          216        216,198
 Federal Home Loan Mortgage Corp. Pool #284343...     8.00%    12/01/16           13         13,076
 Federal Home Loan Mortgage Corp. Pool #297505...     8.00%    06/01/17           18         18,043
                                                                                       ------------
                                                                                          4,091,036
                                                                                       ------------
U.S TREASURY BONDS -- 5.0%
 U.S. Treasury Bonds.............................    10.38%    11/15/09        3,800      4,578,848
                                                                                       ------------

---------------
See Notes to Financial Statements.

                                                                           PRINCIPAL
                                                              MATURITY      AMOUNT        VALUE
                   DESCRIPTION                       RATE       DATE         (000)       (NOTE 2)
-------------------------------------------------    -----    ---------    ---------   ------------
U.S. TREASURY NOTES -- 49.3%
 U.S. Treasury Notes.............................     5.12%    11/30/98    $   6,900   $  6,716,804
 U.S. Treasury Notes.............................     6.38%    05/15/99       12,000     11,958,958
 U.S. Treasury Notes.............................     6.88%    08/31/99        2,000      2,017,400
 U.S. Treasury Notes.............................     7.75%    11/30/99        7,500      7,749,075
 U.S. Treasury Notes.............................     7.75%    01/21/00        2,500      2,584,775
 U.S. Treasury Notes.............................     5.63%    11/30/00        1,500      1,440,720
                                                      6.63%    06/30/01       13,000     12,940,070
                                                                                       ------------
                                                                                         45,407,802
                                                                                       ------------
TOTAL INVESTMENTS -- 98.1%
 (Cost $91,680,545)..............................                                        90,266,512
Other Assets in Excess of Liabilities -- 1.9%....                                         1,755,100
                                                                                       ------------
NET ASSETS -- 100%...............................                                      $ 92,021,612
                                                                                       ==============

---------------

* Discount Security

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                              ASSET                      INVESTMENT
                                            ALLOCATION     BLUE CHIP     GRADE BOND
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO
                                           ------------   ------------   -----------
ASSETS:
  Investments in securities at value
    (cost $176,393,070, $298,146,861
    and $91,680,545 respectively)........  $183,829,106   $338,557,968   $90,266,512
  Cash...................................        73,400            312        54,240
  Receivable for investment securities
    sold.................................     7,892,860      6,218,257            --
  Contribution receivable................       107,408        746,059       400,274
  Dividends receivable...................  262,201.....        755,213            --
  Interest receivable....................       876,101             --     1,343,225
  Deferred organization costs and prepaid
    expenses.............................        32,594         29,161        31,653
                                           ------------   ------------   -----------
Total assets.............................   193,073,670    346,306,970    92,095,904
                                           ------------   ------------   -----------
LIABILITIES:
  Withdrawal payable.....................        15,811         75,952        13,753
  Payable for investment securities
    purchased                                10,448,530      6,761,707            --
  Advisor fees payable...................        30,460        153,367        16,510
  Accrued audit fees.....................        20,068         13,990        17,705
  Accrued legal fees.....................        10,992         19,951         4,363
  Accrued accounting fees................        10,161         14,060         3,410
  Accrued custody fees...................         7,320         19,344         3,770
  Administration fees payable............         2,768         10,227         1,832
  Other accrued expenses.................        15,685         86,976        12,949
                                           ------------   ------------   -----------
Total liabilities........................    10,561,795      7,155,574        74,292
                                           ------------   ------------   -----------
NET ASSETS...............................  $182,511,875   $339,151,396   $92,021,612
                                           ============   ============   ===========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                 ASSET                      INVESTMENT
                                              ALLOCATION      BLUE CHIP     GRADE BOND
                                               PORTFOLIO      PORTFOLIO     PORTFOLIO
                                              -----------    -----------    ----------
INVESTMENT INCOME:
  Interest.................................   $ 2,535,308    $   302,621    $2,274,374
  Dividends................................     1,020,836      3,372,255            --
                                              -----------    -----------    ----------
                                                3,556,144      3,674,876     2,274,374
                                              -----------    -----------    ----------
EXPENSES:
  Advisory fees............................       507,536      1,156,068       167,152
  Administration fees......................        46,140         77,071        18,572
  Fund accounting fees and expenses........        66,782         93,231        24,759
  Audit fees...............................        20,491         14,552         9,922
  Custodian fees and expenses..............        15,125         33,283         7,471
  Legal fees...............................        12,307         24,867         4,107
  Trustees fees............................         9,695         15,048         3,523
  Amortization of organization costs.......         6,982          6,970         6,982
  Other operating expenses.................         5,449          6,200         3,120
                                              -----------    -----------    ----------
                                                  690,507      1,427,290       245,608
  Less: Fee waivers and expense
    reimbursements.........................      (396,867)      (484,008)     (161,500)
                                              -----------    -----------    ----------
                                                  293,640        943,282        84,108
                                              -----------    -----------    ----------
Net Investment Income......................     3,262,504      2,731,594     2,190,266
                                              -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain on securities
    transactions...........................     8,726,909     12,400,049      (643,236)
  Net change in unrealized appreciation
    (depreciation) on investments..........    (8,382,622)    (5,968,861)   (1,413,251)
                                              -----------    -----------    ----------
Net Gain on Investments....................       344,287      6,431,188    (2,056,487)
                                              -----------    -----------    ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..........................   $ 3,606,791    $ 9,162,782    $  133,779
                                              ===========    ===========    ==========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           ASSET ALLOCATION PORTFOLIO
                                                          ----------------------------
                                                           FOR THE SIX
                                                          MONTHS ENDED      FOR THE
                                                           AUGUST 31,      YEAR ENDED
                                                              1996        FEBRUARY 29,
                                                           (UNAUDITED)        1996
                                                          -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................................. $   3,262,504   $  6,425,653
  Net realized gain on securities transactions...........     8,726,909     19,223,012
  Net change in unrealized appreciation/depreciation on
    investments..........................................    (8,382,622)     8,662,241
                                                          -------------   ------------
  Net increase in net assets resulting from operations...     3,606,791     34,310,906
                                                          -------------   ------------
Trust Share Transactions:
  Contributions..........................................    13,790,000     31,372,458
  Withdrawals............................................   (15,939,330)   (35,499,213)
                                                          -------------   ------------
  Net decrease in net assets resulting from Trust share
    transactions.........................................    (2,149,330)    (4,126,755)
                                                          -------------   ------------
Total Increase...........................................     1,457,461     30,184,151
NET ASSETS:
  Beginning of year......................................   181,054,414    150,870,263
                                                          -------------   ------------
  End of period.......................................... $ 182,511,875   $181,054,414
                                                           ============   ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                              BLUE CHIP PORTFOLIO
                                                          ----------------------------
                                                           FOR THE SIX
                                                          MONTHS ENDED      FOR THE
                                                           AUGUST 31,      YEAR ENDED
                                                              1996        FEBRUARY 29,
                                                           (UNAUDITED)        1996
                                                          -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.................................. $   2,731,594   $  4,528,400
  Net realized gain on securities transactions...........    12,400,049     21,310,546
  Net change in unrealized appreciation/depreciation on
    investments..........................................    (5,968,861)    34,689,746
                                                          -------------   ------------
  Net increase in net assets resulting from operations...     9,162,782     60,528,692
                                                          -------------   ------------
Trust Share Transactions:
  Contributions..........................................    78,154,310     96,776,148
  Withdrawals............................................   (23,687,970)   (39,120,232)
                                                          -------------   ------------
  Net increase in net assets resulting from Trust share
    transactions.........................................    54,466,340     57,655,916
                                                          -------------   ------------
Total Increase...........................................    63,629,122    118,184,608
NET ASSETS
  Beginning of period....................................   275,522,274    157,337,666
                                                          -------------   ------------
  End of period.......................................... $ 339,151,396   $275,522,274
                                                           ============   ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                              INVESTMENT GRADE BOND
                                                                    PORTFOLIO
                                                           ----------------------------
                                                            FOR THE SIX
                                                           MONTHS ENDED      FOR THE
                                                            AUGUST 31,      YEAR ENDED
                                                               1996        FEBRUARY 29,
                                                            (UNAUDITED)        1996
                                                           -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income...................................  $ 2,190,266    $  3,879,980
  Net realized gain (loss) on securities transactions.....     (643,236)      2,336,008
  Net change in unrealized appreciation/depreciation on
    investments...........................................   (1,413,251)       (247,652)
                                                           -------------   ------------
  Net increase in net assets resulting from operations....      133,779       5,968,336
                                                           -------------   ------------
Trust Share Transactions:
  Contributions...........................................   35,810,542      21,358,278
  Withdrawals.............................................  (10,212,284)    (18,755,421)
                                                           -------------   ------------
  Net increase(decrease) in net assets resulting from
    Trust share transactions..............................   25,598,258       2,602,857
                                                           -------------   ------------
Total Increase............................................   25,732,037       8,571,193
NET ASSETS:
  Beginning of period.....................................   66,289,575      57,718,382
                                                           -------------   ------------
  End of period...........................................  $92,021,612    $ 66,289,575
                                                           ============     ===========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996 the Trust consisted of five portfolios. The accompanying financial statements and notes are those of the Blue Chip Portfolio (the "Blue Chip Portfolio"), Investment Grade Bond Portfolio, (the "Bond Portfolio") and Asset Allocation Portfolio (the "Asset Allocation Portfolio") (collectively, the "Portfolios") only.

    The investment objective of the Blue Chip Portfolio is long-term capital appreciation through investments in blue chip stocks. The investment objective of the Investment Grade Bond Portfolio is to obtain interest income and capital appreciation by investing in investment grade intermediate and longer term bonds, including corporate and governmental fixed income obligations and mortgage-backed securities. The investment objective of the Asset Allocation Portfolio is to obtain long term growth from capital appreciation and dividend and interest income. The Asset Allocation Portfolio seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

    Bank of America National Trust and Savings Association ("Bank of America"), a wholly owned subsidiary of BankAmerica Corporation, serves as the Portfolios' Investment Adviser. Concord Holding Corporation ("Concord") serves as the Portfolios' Administrator through BISYS Fund Services (Ireland) Ltd., a wholly owned subsidiary of Concord.

    Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc., ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and accounting disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATIONS:

    Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the date of valuation or, if none is available, at the mean between the current quoted bid and asked prices on the date of valuation. Securities that are primarily traded on the NASDAQ national securities market are valued at the last reported sales price on the date of valuation or, if none is available, at the last quoted bid price on the date of valuation. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of its securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days until maturity, at their market value each day until the 61st day prior to maturity, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and such valuation.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are accounted for on a trade date basis. Realized gains and losses on securities transactions are determined on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recorded on the ex-dividend date.

C) EXPENSES:

    Expenses directly attributable to a Portfolio are charged to that Portfolio, while Trust expenses attributable to more than one portfolio of the Trust and general Trust expenses are allocated among the respective portfolios of the Trust.

D) FEDERAL INCOME TAXES:

    The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolios have an Investment Advisory Agreement with Bank of America and an Administration Agreement with Concord.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolio in conformity with the stated objectives and policies of the Portfolios. For its services, Bank of America is entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.55%, 0.75% and 0.45% of the average daily net assets of the Asset Allocation

Portfolio, Blue Chip Portfolio and Bond Portfolio, respectively. For the period ended August 31, 1996, Bank of America waived the following fees as Adviser for each Portfolio.

Asset Allocation.........................................................   $ 363,775
Blue Chip................................................................   $ 453,754
Bond.....................................................................   $ 145,347

    As Administrator, Concord assists in supervising the operations of the Portfolios. For its services, Concord is entitled to a fee from each Portfolio accrued daily and payable monthly, at an annual rate of 0.05% of each of the Portfolio's average daily net assets. For the period ended August 31, 1996, Concord waived the following fees as Administrator for each Portfolio.

Asset Allocation..........................................................   $ 33,092
Blue Chip.................................................................   $ 30,254
Bond......................................................................   $ 16,153

    For services provided to all five of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500. For the period ended August 31, 1996, the Asset Allocation Portfolio, Blue Chip Portfolio and Bond Portfolio incurred legal expenses of $12,307, $24,867 and $4,107, which were earned by a law firm, a partner of which serves as Secretary of the Trust. Certain officers of the Trust are "affiliated persons" (as defined in the Act) of BISYS.

NOTE 4 -- SECURITIES TRANSACTIONS

    During the period ended August 31, 1996, each Portfolio purchased and sold portfolio securities, excluding short-term securities, in the following amounts:

                                                        PURCHASES        SALES
                                                       ------------   ------------
    ASSET ALLOCATION PORTFOLIO
    U.S. Government..................................  $  6,776,406   $          0
    Other............................................    94,121,136     97,191,208
                                                       ------------   ------------
    Total............................................   100,897,542     97,191,208
                                                       ============   ============
    BLUE CHIP PORTFOLIO
    Total Common Stocks..............................  $157,989,151   $116,133,810
                                                       ============   ============
    BOND PORTFOLIO
    U.S. Government..................................  $ 34,247,132   $  9,163,594
    Other............................................    15,119,716     12,925,931
                                                       ------------   ------------
    Total............................................    49,366,848     22,089,525
                                                       ============   ============

    At August 31, 1996, the cost of the securities of the Asset Allocation Portfolio, Blue Chip Portfolio and Bond Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly net unrealized appreciation (depreciation) of investments amounted to $7,436,036, $40,411,107 and ($1,414,033) respectively, consisting of gross unrealized appreciation of $12,044,215, $42,366,519 and $179,252, respectively, and gross unrealized depreciation of $4,608,179, $1,955,412 and $1,593,285, respectively.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Asset Allocation Portfolio had the following concentrations by industry sector at August 31, 1996 (as a percentage of total investments):

    U. S. Treasury Bonds...............................................     7.4%
    U. S. Treasury Notes...............................................     2.0
    U. S. Government Agency Obligations................................    13.3
    Taxable Municipal Bonds............................................     0.4
    Medium Term Notes..................................................    12.7
    Corporate Bonds....................................................     1.9
    Commercial Paper Discount..........................................     4.1
    Euro Bonds.........................................................     1.4
    Aerospace/Defense..................................................     0.9
    Airlines...........................................................     0.2
    Aluminum...........................................................     0.3
    Automobiles........................................................     1.1
    Banks..............................................................     3.6
    Beverages..........................................................     2.2
    Chemicals..........................................................     2.1
    Commercial Services................................................     0.1
    Computer Hardware..................................................     2.8
    Computer Software..................................................     2.0
    Household, General Products........................................     1.9
    Electrical Products................................................     2.8
    Semiconductors.....................................................     2.4
    Financial Services.................................................     2.7
    Food...............................................................     1.4
    Health Care Products...............................................     0.7
    Insurance Life.....................................................     0.5
    Insurance -- Property and Casualty.................................     1.0
    Oil & Gas International............................................     4.5
    Leisure............................................................     0.7
    Manufacturing -- Building Materials................................     0.3
    Manufacturing -- Machinery.........................................     1.0
    Media, Broadcasting, Publishing....................................     0.9
    Metals.............................................................     0.3
    Multi Industries...................................................     2.9
    Paper Products.....................................................     1.2
    Pharmaceuticals....................................................     5.3
    Photography........................................................     0.3
    Railroad...........................................................     0.7

    Retail.............................................................     3.3
    Telecommunications Equipment.......................................     0.5
    Telecommunications Services........................................     3.1
    Tobacco............................................................     1.6
    Toys...............................................................     0.1
    Utilities -- Gas/Electric..........................................     1.4
                                                                          -----
                                                                          100.0%
                                                                          =====

    The Bond Portfolio had the following concentrations by security type at August 31, 1996 (as a percentage of total investments):

    U.S. Treasury Notes................................................    50.3%
    Medium Term Notes..................................................    19.3
    U.S. Government Treasury Bonds.....................................     5.1
    Asset Backed Securities............................................     6.9
    U.S. Government Agency Notes.......................................     4.5
    Commercial Paper Discount..........................................     2.4
    Corporate Obligations..............................................     8.7
    Euro Bonds.........................................................     2.8
                                                                          -----
                                                                          100.0%
                                                                          =====

MASTER INVESTMENT TRUST, SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                            FOR THE SIX
                            MONTHS ENDED     FOR THE          YEAR           YEAR
                             AUGUST 31,     YEAR ENDED       ENDED          ENDED
                                1996       FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                            (UNAUDITED)        1996           1995           1994
                            ------------   ------------   ------------   ------------
Ratio of expenses to
  average net assets**....       0.32%***      0.26%          0.17%          0.24%***
Ratio of investment income
  to average net
  assets**................       3.54%***      3.87%          4.01%          3.35%***
Portfolio Turnover........         55%          157%           142%            67%
Average commission rate
  paid (a)................    $ 0.0010

---------------

  * For the period December 6, 1993 (commencement of operations) through February 28, 1994

 ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.43%, 0.47%, 0.60%, 0.03% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

*** Annualized

(a) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for prior periods.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                            FOR THE SIX
                            MONTHS ENDED     FOR THE          YEAR           YEAR
                             AUGUST 31,     YEAR ENDED       ENDED          ENDED
                                1996       FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                            (UNAUDITED)        1996           1995           1994
                            ------------   ------------   ------------   ------------
Ratio of expenses to
  average net assets**....       0.61%***      0.31%          0.17%          0.27%***
Ratio of investment income
  to average net
  assets**................       1.77%***      2.16%          2.30%          1.97%***
Portfolio Turnover........         40%          108%            44%            86%
Average commission rate
  paid (a)................    $ 0.0012

---------------

  * For the period December 6, 1993 ( commencement of operations) through February 28, 1994

 ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.32%, 0.59%, 0.80%, 0.80% (annualized) for the periods ended August 31, 1996, February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

*** Annualized

(a) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged and is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued. Disclosure not required for prior periods.

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                            FOR THE SIX
                            MONTHS ENDED     FOR THE          YEAR           YEAR
                             AUGUST 31,     YEAR ENDED       ENDED          ENDED
                                1996       FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                            (UNAUDITED)        1996           1995           1994
                            ------------   ------------   ------------   ------------
Ratio of expenses to
  average net assets**....      0.23%***       0.18%          0.25%          0.41%***
Ratio of investment income
  to average net
  assets**................      5.90%***       6.47%          6.22%          4.93%***
Portfolio Turnover........        32%           172%           240%            32%

---------------

  * For the period December 6, 1993 (commencement of operations) through February 28, 1994

 ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.44% for the period ended August 31, 1996, and 0.50% (annualized) for the periods ended February 29, 1996, February 28, 1995 and February 28, 1994, respectively.

*** Annualized

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------   ---------   -----    --------    -----------    --------------
COMMERCIAL PAPER -- 35.6%
ASSET BACKED -- 4.4%
 Asset Securitization Cooperative
   Corp.*++......................    A1+/P1     5.40%     9/09/96    $    25,000    $   24,970,000
 Asset Securitization Cooperative
   Corp.*++......................    A1+/P1     5.42%     9/16/96         25,000        24,943,542
 Bank One Funding Corp. .........     A1/P1     5.31%    10/11/96         28,068        27,902,398
 Bank One Funding Corp. .........     A1/P1     5.32%    10/16/96         25,000        24,833,906
 Ciesco, L.P.*++.................    A1+/P1     5.42%     9/19/96         25,000        24,932,250
 Corporate Asset Funding Co.
   Inc.*++.......................    A1+/P1     5.28%     9/04/96         38,100        38,083,236
 Corporate Asset Funding Co.
   Inc.*++.......................    A1+/P1     5.40%     9/20/96         25,000        24,928,750
 Fleet Funding Inc. .............    A1+/P1     5.30%     9/06/96         25,000        24,981,597
 Golden Managers Acceptance
   Corp. ........................    A1+/D1+    5.31%     9/04/96         25,000        24,988,938
 Golden Managers Acceptance
   Corp. ........................    A1+/D1+    5.29%    10/02/96         25,000        24,886,118
                                                                                      ------------
                                                                                       265,450,735
                                                                                      ------------
DOMESTIC -- 23.6%
AUTOMOBILES -- 5.4%
 American Honda Finance
   Corp. ........................     P1/F1     5.45%     9/12/96         17,000        16,971,690
 American Honda Finance
   Corp. ........................     P1/F1     5.33%     9/04/96         15,000        14,993,337
 American Honda Finance
   Corp. ........................     P1/F1     5.35%     9/30/96         40,000        39,827,611
 American Honda Finance
   Corp. ........................     P1/F1     5.32%     9/30/96         45,000        44,807,150
 Daimler-Benz North America
   Corp. ........................     A1/P1     5.35%    10/02/96         25,000        24,884,826
 Daimler-Benz North America
   Corp. ........................     A1/P1     5.40%     2/18/97         45,710        44,544,395
 Ford Motor Credit Co. ..........     A1/P1     5.48%    10/07/96         25,000        24,863,000
 General Motors Acceptance
   Corp. ........................     P1/D1     5.50%    10/21/96         25,000        24,809,028
 General Motors Acceptance
   Corp. ........................     P1/D1     5.58%    12/02/96         50,000        49,287,000
 General Motors Acceptance
   Corp. ........................     P1/D1     5.52%    12/10/96         20,000        19,693,333
 Mitsubishi Motors Credit of
   America, Inc. ................     A1/P1     5.51%     9/09/96         20,000        19,975,511
                                                                                      ------------
                                                                                       324,656,881
                                                                                      ------------
BANKING -- 4.8%
 ABN-AMRO North American Finance
   Inc. .........................    A1+/P1     5.10%    10/04/96         50,000        49,766,250
 Bankers Trust N.Y. Corp. .......    A1+/P1     5.51%    10/09/96         25,000        24,854,597
 Bankers Trust N.Y. Corp.,
   Daily Variable Rate
   (final maturity 2/10/97)+.....     A1/P1     5.48%     9/03/96         25,000        25,000,000
 B.A.T. Capital Corp. ...........     A1/P1     5.28%    10/04/96         25,000        24,879,000

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     ----     --------     ---------      ------------
BANKING -- (CONTINUED)
 B.A.T. Capital Corp. ...........     A1/P1     5.32%    10/08/96    $    25,000    $   24,863,305
 Commerzbank U.S. Finance,
   Inc. .........................    A1+/P1     5.42%     9/24/96         25,000        24,913,430
 CoreStates Capital Corp.,
   Monthly Variable Rate (final
   maturity 3/17/97)+............     A1/P1     5.39%     9/17/96         25,000        25,000,000
 Government Development Bank of
   Puerto Rico, Mato Rey.........   A1+/PBW1    5.41%     9/10/96         29,700        29,659,831
 Government Development Bank of
   Puerto Rico, Mato Rey.........   A1+/PBW1    5.48%    10/08/96         15,000        14,915,517
 Western Financial
   Savings Bank..................    A1+/P1     5.30%     9/18/96         18,000        17,954,950
 Westpac Capital Corp. ..........     A1/P1     5.38%    10/10/96         25,000        24,854,292
                                                                                      ------------
                                                                                       286,661,172
                                                                                      ------------
CHEMICALS -- DIVERSIFIED -- 0.8%
 AKZO Nobel Inc. ................     A1/P1     5.51%    10/08/96         27,000        26,847,097
 AKZO Nobel Inc. ................     A1/P1     5.47%    10/24/96         25,000        24,798,674
                                                                                      ------------
                                                                                        51,645,771
                                                                                      ------------
CONGLOMERATES -- 1.6%
 BTR Dunlop Finance, Inc.........     A1/P1     5.42%     9/13/96         25,000        24,954,833
 BTR Dunlop Finance, Inc. .......     A1/P1     5.42%     9/26/96         50,000        49,811,805
 BTR Dunlop Finance, Inc. .......     A1/P1     5.35%    11/06/96         25,000        24,754,792
                                                                                      ------------
                                                                                        99,521,430
                                                                                      ------------
CONSUMER ELECTRONICS -- 0.5%
 Sharp Electronics Corp. ........     A1/P1     5.42%     9/06/96         12,000        11,990,967
 Sharp Electronics Corp. ........     A1/P1     5.28%     9/20/96         20,000        19,944,267
                                                                                      ------------
                                                                                        31,935,234
                                                                                      ------------
CONSUMER GOODS -- 1.2%
 American Home Products Corp.
   Inc. .........................     P1/D1     5.32%     9/27/96         20,000        19,923,155
 Colgate-Palmolive Co.*++........     A1/P1     4.90%     9/12/96         50,000        49,925,139
                                                                                      ------------
                                                                                        69,848,294
                                                                                      ------------
FINANCE COMPANIES -- 5.1%
 C.S. First Boston Inc. .........     A1/P1     5.33%     9/09/96         25,000        24,970,389
 C.S. First Boston Inc. .........     A1/P1     5.46%    10/18/96         25,000        24,821,792
 C.S. First Boston Inc. .........     A1/P1     5.31%    10/17/96         25,000        24,830,375
 Countrywide Home Loans Inc. ....     A1/F1     5.32%     9/24/96         50,000        49,830,056
 Countrywide Home Loans Inc. ....     A1/F1     5.29%    10/04/96         50,000        49,757,542
 Countrywide Home Loans Inc. ....     A1/F1     5.35%    11/01/96         24,820        24,595,000
 International Lease Finance
   Corp. ........................     A1/P1     5.31%     9/09/96         25,000        24,970,500
 International Lease Finance
   Corp. ........................     A1/P1     5.43%    10/01/96         25,000        24,886,875
 International Lease Finance
   Corp. ........................     A1/P1     5.48%    10/02/96         25,000        24,882,028
 International Lease Finance
   Corp. ........................     A1/P1     5.32%    10/29/96         33,000        32,717,153
                                                                                      ------------
                                                                                       306,261,710
                                                                                      ------------
FOOD PRODUCTS -- 0.4%
 CPC International...............     A1/P1     5.42%     9/10/96         25,000        24,966,125
                                                                                      ------------

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     ----     --------     ---------      ------------
HOUSEHOLD FURNITURE &
 APPLIANCES -- 2.4%
 General Electric Capital
   Corp. ........................    A1+/D1     5.31%    10/17/96    $    25,000    $   24,830,375
 General Electric Capital
   Corp. ........................    A1+/P1     5.51%    11/26/96         25,000        24,670,931
 General Electric Capital
   Services Inc. ................    A1+/P1     5.39%     9/10/96         25,000        24,966,313
 Whirlpool Finance Corp. ........     A1/D1     5.28%     9/26/96         17,000        16,937,667
 Whirlpool Finance Corp. ........     A1/D1     5.32%     9/27/96         50,000        49,807,889
                                                                                      ------------
                                                                                       141,213,175
                                                                                      ------------
LEASING -- 0.4%
 Hertz Corp. ....................     A1/P1     5.48%    10/08/96         25,000        24,859,194
                                                                                      ------------
UTILITIES -- 0.7%
 National Rural Utilities
   Cooperative Finance Corp. ....    A1+/P1     5.40%     9/16/96         40,000        39,910,000
                                                                                      ------------
WASTE MANAGEMENT -- 0.3%
 WMX Technologies................     A1/P1     5.52%    12/11/96         15,900        15,653,762
                                                                                      ------------
Total Domestic...................                                                    1,417,132,748
                                                                                      ------------
FOREIGN -- 7.6%
AGRICULTURE -- 0.7%
 Canadian Wheat Board............    A1+/P1     5.20%     9/24/96         39,000        38,870,433
                                                                                      ------------
AUTOMOBILES -- 0.6%
 Ford Credit Europe..............     A1/P1     5.42%     9/23/96         34,000        33,887,385
                                                                                      ------------
BANKING -- 1.7%
 Bradford & Bingley Building
   Society.......................     A1/P1     5.42%     9/26/96         25,000        24,905,903
 Bradford & Bingley Building
   Society.......................     A1/P1     5.35%    10/30/96         50,000        49,561,597
 Bradford & Bingley Building
   Society.......................     A1/P1     5.42%     2/20/97         30,000        29,223,133
                                                                                      ------------
                                                                                       103,690,633
                                                                                      ------------
CONTAINERS & PACKAGING -- 1.4%
 Compagnie de Saint Gobain.......    A1+/P1     5.02%     9/05/96         15,000        14,991,633
 Compagnie de Saint Gobain.......    A1+/P1     5.40%     9/11/96         20,000        19,970,000
 Compagnie de Saint Gobain.......    A1+/P1     5.31%    10/07/96         30,000        29,840,700
 Compagnie de Saint Gobain.......    A1+/P1     5.35%    11/12/96         20,000        19,786,000
                                                                                      ------------
                                                                                        84,588,333
                                                                                      ------------
PHARMACEUTICALS -- 1.0%
 Glaxo Wellcome..................    A1+/P1     5.30%    10/15/96         33,000        32,786,233
 Glaxo Wellcome..................    A1+/P1     5.48%    10/15/96         25,000        24,832,556
                                                                                      ------------
                                                                                        57,618,789
                                                                                      ------------
SOVEREIGN -- 2.2%
 Kingdom of Sweden...............    A1+/P1     5.28%    10/03/96         32,705        32,551,505
 Kingdom of Sweden...............    A1+/P1     5.28%    10/18/96         10,000         9,931,067

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     ----     --------     ---------      ------------
SOVEREIGN -- (CONTINUED)
 Kingdom of Sweden...............    A1+/P1     5.27%    12/16/96    $    25,000    $   24,612,070
 Kingdom of Sweden...............    A1+/P1     5.54%    12/16/96         40,000        39,347,511
 Kingdom of Sweden...............    A1+/P1     5.30%    12/19/96         25,000        24,598,819
                                                                                      ------------
                                                                                       131,040,972
                                                                                      ------------
Total Foreign....................                                                      449,696,545
                                                                                      ------------
Total Commercial Paper
 (amortized cost
 $2,132,280,028).................                                                    2,132,280,028
                                                                                      ------------
CORPORATE OBLIGATIONS -- 15.9%
AUTOMOBILES -- 2.1%
 Ford Motor Credit Corporation...     A1/P1     5.38%    12/02/96         32,000        31,998,712
 General Motors Acceptance
   Corporation...................     P1/D1     8.13%     1/27/97         28,700        28,959,138
 General Motors Acceptance
   Corporation, Daily Variable
   Rate (final maturity
   4/21/97)......................     P1/D1     5.45%     9/03/96         40,000        39,965,565
 General Motors Acceptance
   Corporation, Daily Variable
   Rate (final maturity 6/4/97)..     P1/D1     5.38%     9/03/96         25,000        24,971,369
                                                                                      ------------
                                                                                       125,894,784
                                                                                      ------------
BROKERAGE -- 5.8%
 Bear Stearns Cos., Inc., Monthly
   Variable Rate, (final maturity
   date 2/3/97)+.................     A1/P1     5.51%     9/03/96        100,000       100,000,000
 Bear Stearns Cos., Inc., Monthly
   Variable Rate, (final maturity
   date 5/16/97)+................     A1/P1     5.47%     9/16/96         25,000        25,000,000
 C.S. First Boston, Inc., Daily
   Variable Rate, (final maturity
   3/25/97)+.....................     A1/P1     5.41%     9/03/96         25,000        25,000,000
 C.S. First Boston, Inc.,
   Quarterly Variable Rate,
   (final maturity 3/3/97)+......     A1/P1     5.61%     9/03/96         25,000        25,000,000
 Merrill Lynch & Co., Inc........    A1+/P1     5.78%     8/12/97         25,000        24,996,928
 Merrill Lynch & Co., Inc., Daily
   Variable Rate, (final maturity
   date 2/10/97)+................    A1+/P1     5.39%     9/03/96         50,000        50,000,000
 Merrill Lynch & Co., Inc.,
   Monthly Variable Rate, (final
   maturity date 11/20/96)+......    A1+/P1     5.44%     9/20/96         50,000        50,000,000
 Merrill Lynch & Co., Inc.,
   Quarterly Variable Rate,
   (final maturity date
   11/12/96)+....................    A1+/P1     5.51%    11/12/96         50,000        49,999,045
                                                                                      ------------
                                                                                       349,995,973
                                                                                      ------------
FINANCE COMPANIES -- 7.5%
 American Express Credit Corp. ..     A1/P1     7.88%    12/01/96         10,000        10,052,883
 Associates Corporation of North
   America.......................    A1+/P1     4.63%    11/30/96         19,250        19,201,189
 Associates Corporation of North
   America.......................    A1+/P1     4.85%    12/02/96         20,000        19,963,018
 Associates Corporation of North
   America.......................    A1+/P1     8.63%     6/15/97         13,975        14,265,232

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     ----     --------     ---------      ------------
FINANCE COMPANIES -- (CONTINUED)
 Ciesco L.P., Monthly Variable
   Rate, (final maturity date
   8/14/97)+.....................    A1+/P1     5.39%     9/06/96    $    75,000    $   74,992,870
 CIT Group Holdings, Inc. .......     A1/P1     7.63%    12/05/96         48,030        48,267,123
 CIT Group Holdings, Inc., Daily
   Variable Rate (final maturity
   date 5/1/97)+.................     A1/P1     5.35%     9/03/96         50,000        49,960,354
 Corporate Asset Funding Co.,
   Monthly Variable Rate, (final
   maturity date 12/2/96)+.......    A1+/P1     5.42%     9/03/96         25,000        24,998,125
 Dean Witter Discover & Co.,
   Monthly Variable Rate, (final
   maturity date 8/1/97)+........     A1/P1     5.42%     9/03/96         25,000        24,995,425
 Dean Witter Discover & Co.,
   Quarterly Variable Rate,
   (final maturity date
   11/15/96)+....................     A1/P1     5.70%    11/15/96         50,000        50,023,110
 Household Finance Corp., Daily
   Variable Rate, (final maturity
   date 5/28/97)+................     A1/P1     5.41%     9/03/96         50,000        50,000,000
 PHH Corporation, Monthly
   Variable Rate, (final maturity
   date 11/12/96)+...............     A1/P1     5.36%     9/12/96         34,000        34,000,000
 PHH Corporation, Monthly
   Variable Rate, (final maturity
   date 6/11/97)+................     A1/P1     5.39%     9/11/96         25,000        24,998,508
                                                                                      ------------
                                                                                       445,717,837
                                                                                      ------------
LEASING -- 0.5%
 USL Capital Corp., Quarterly
   Variable Rate, (final maturity
   date 10/31/96)+...............     A1/P1     5.66%    10/31/96         30,000        30,005,960
                                                                                      ------------
Total Corporate Obligations
 (amortized cost $951,614,554)...                                                      951,614,554
                                                                                      ------------
CERTIFICATES OF DEPOSIT -- 12.6%
DOMESTIC -- 1.3%
 Bankers Trust N.Y., Daily
   Variable Rate (final maturity
   date 6/3/97)+.................     A1/P1     5.45%     9/03/96         50,000        49,981,794
 Bankers Trust N.Y., Daily
   Variable Rate (final maturity
   date 7/2/97)+.................     A1/P1     5.38%     9/03/96         25,000        24,991,946
                                                                                      ------------
                                                                                        74,973,740
                                                                                      ------------
U.S. BRANCHES OF FOREIGN BANKS -- 11.3%
 ABN-AMRO Bank, Chicago..........    A1+/P1     5.75%     4/10/97         25,000        24,992,753
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.58%     9/19/96         25,000        25,000,000
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.57%    11/20/96         25,000        25,000,000
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.60%    12/03/96         25,000        25,000,000
 Bank of Tokyo Mitsubishi,
   New York......................     A1/P1     5.68%     2/12/97         25,000        25,001,107
 Banque National de Paris,
   New York......................     A1/P1     5.50%     3/12/97         25,000        25,002,526
 Dai-Ichi Kangyo Bank, Ltd.,
   New York......................     A1/P1     5.57%     9/23/96         25,000        25,000,000

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------    ------     ----     --------     ---------      ------------
U.S. BRANCHES OF FOREIGN BANKS --
 (CONTINUED)
 Dai-Ichi Kangyo Bank, Ltd.,
   New York......................     A1/P1     5.75%    12/30/96    $    25,000    $   25,001,627
 Industrial Bank of Japan Ltd.,
   New York......................     A1/P1     5.41%    10/01/96         25,000        25,000,207
 Industrial Bank of Japan Ltd.,
   New York......................     A1/P1     5.70%    10/09/96         25,000        25,000,260
 Rabobank Nederland,
   New York......................    A1+/P1     5.94%     9/09/96         25,000        25,002,514
 Royal Bank of Canada............    A1+/P1     5.13%     2/21/97         25,000        24,997,146
 Royal Bank of Canada............    A1+/P1     5.73%     8/13/97         25,000        24,984,115
 Sanwa Bank Ltd., New York.......     A1/P1     5.40%    10/01/96         25,000        25,000,207
 Sanwa Bank Ltd., New York.......     A1/P1     5.72%    10/10/96         50,000        50,001,068
 Sanwa Bank Ltd., New York.......     A1/P1     5.46%    10/11/96         25,000        25,001,379
 Sanwa Bank Ltd., New York.......     A1/P1     5.55%    11/06/96         30,000        30,001,259
 Societe Generale New York.......    A1+/P1     5.39%    11/01/96         25,000        25,000,419
 Societe Generale New York.......    A1+/P1     5.72%     4/28/97         50,000        49,990,593
 Societe Generale New York.......    A1+/P1     5.78%     8/20/97         25,000        24,995,153
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.63%     9/27/96         25,000        25,000,534
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.71%    10/10/96         25,000        25,000,267
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.71%    10/18/96         25,000        25,000,322
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.51%    10/21/96         25,000        25,000,688
 Sumitomo Bank Ltd.,
   New York......................     A1/P1     5.70%    10/22/96         25,000        25,000,349
                                                                                      ------------
                                                                                       679,974,493
                                                                                      ------------
Total Certificates of Deposit
 (amortized cost $754,948,233)...                                                      754,948,233
                                                                                      ------------
FEDERAL AGENCY NOTES -- 0.6%
 Federal Farm Credit Bank Note,
   Daily Variable Rate, (final
   maturity date 12/6/96)+.......    A1+/P1     5.22%     9/03/96         37,300        37,283,300
                                                                                      ------------
Total Federal Agency Notes
 (amortized cost $37,283,300)....                                                       37,283,300
                                                                                      ------------
U.S. TREASURY OBLIGATIONS -- 0.4%
 U.S. Treasury Note..............    A1+/P1     6.88%    10/31/96         25,000        25,069,987
                                                                                      ------------
Total U.S. Treasury Obligations
 (amortized cost $25,069,987)....                                                       25,069,987
                                                                                      ------------
MASTER NOTES -- 7.5%
 Goldman Sachs Group L.P. (final
   maturity date 4/22/97)+.......    A1+/P1     5.46%     9/03/96        250,000       250,000,000
 Morgan Stanley Group, Inc.
   (final maturity date
   10/1/96)+.....................     A1/P1     5.41%     9/03/96        200,000       200,000,000
                                                                                      ------------
Total Master Notes
 (amortized cost $450,000,000)...                                                      450,000,000
                                                                                      ------------

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION               RATING     RATE       DATE         (000)          (NOTE 2)
---------------------------------   ---------   -----    --------    -----------    --------------
BANK NOTES -- 7.4%
DOMESTIC -- 6.6%
 Bank One, Dayton N.A............    A1+/P1     5.56%     3/25/97    $    25,000    $   24,984,158
 FCC National Bank...............     A1/P1     5.64%     4/17/97         25,000        24,966,337
 FCC National Bank...............     A1/P1     5.70%     5/22/97         25,000        24,960,754
 FCC National Bank...............     A1/P1     5.76%     8/15/97         25,000        24,986,308
 FCC National Bank...............     A1/P1     5.73%     8/21/97         50,000        49,918,893
 Huntington National Bank,
   Columbus......................     A1/P1     5.28%     1/10/97         20,000        20,000,000
 Huntington National Bank,
   Columbus......................     A1/P1     6.20%     7/08/97         40,000        40,130,514
 Huntington National Bank,
   Columbus, Daily Variable
   Rate (final maturity date
   12/2/96)+.....................     A1/P1     5.32%     9/03/96         76,000        75,984,846
 PNC Bank N.A., Daily Variable
   Rate (final maturity date
   10/4/96)+.....................     A1/P1     5.29%     9/03/96         60,000        59,994,587
 PNC Bank, N.A., Monthly Variable
   Rate (final maturity date
   7/1/97)+......................     A1/P1     5.37%     9/03/96         25,000        24,979,537
 Wachovia Bank of North Carolina,
   Monthly Variable Rate (final
   maturity date 4/25/97)+.......    A1+/P1     5.28%     9/25/96         25,000        24,985,070
                                                                                      ------------
Total Domestic...................                                                      395,891,004
                                                                                      ------------
FOREIGN -- 0.8%
 Abbey National Treasury
   Services, PLC, Monthly
   Variable Rate (final maturity
   date 7/17/97)+................    A1+/P1     5.40%     9/17/96         50,000        49,971,334
                                                                                      ------------
Total Bank Notes
 (amortized cost $445,862,338)...                                                      445,862,338
                                                                                      ------------
Total Investment in Securities
 (amortized cost
 $4,797,058,440).................                                                    4,797,058,440
                                                                                      ------------

---------------
See Notes to Financial Statements.

                                                                      PRINCIPAL       AMORTIZED
                                                         MATURITY      AMOUNT            COST
           DESCRIPTION                          RATE       DATE         (000)          (NOTE 2)
---------------------------------               -----    --------    -----------    --------------
REPURCHASE AGREEMENTS -- 20.1%
 Repurchase agreement with Dean
   Witter Reynolds, Inc. dated
   8/30/96, with a maturity value
   of $100,058,667.
   (See Footnote A)..............               5.28%     9/03/96    $   100,000    $  100,000,000
 Repurchase agreement with First
   Chicago Capital Markets, Inc.,
   dated 8/30/96, with a maturity
   value of $100,058,667.
   (See Footnote B)..............               5.28%     9/03/96        100,000       100,000,000
 Repurchase agreement with Fuji
   Securities, Inc., dated
   8/30/96, with a maturity value
   of $250,146,667.
   (See Footnote C)..............               5.28%     9/03/96        250,000       250,000,000
 Repurchase agreement with J.P.
   Morgan Securities, Inc. dated
   8/30/96, with a maturity value
   of $275,161,333.
   (See Footnote D)..............               5.28%     9/03/96        275,000       275,000,000
 Repurchase agreement with Lehman
   Brothers, dated 8/30/96, with
   a maturity value of
   $30,418,071.
   (See Footnote E)..............               5.35%     9/03/96         30,400        30,400,000
 Repurchase agreement with
   Prudential Securities, Inc.
   dated 8/30/96, with a maturity
   value of $200,117,333.
   (See Footnote F)..............               5.28%     9/03/96        200,000       200,000,000
 Repurchase agreement with Smith
   Barney, Inc. dated 8/30/96,
   with a maturity value of
   $250,146,667.
   (See Footnote G)..............               5.28%     9/03/96        250,000       250,000,000
                                                                                    --------------
Total Repurchase Agreements
 (amortized cost
 $1,205,400,000).................                                                    1,205,400,000
                                                                                    --------------
TOTAL INVESTMENTS
 (AMORTIZED COST
 $6,002,458,440)(A) -- 100.1%....                                                    6,002,458,440
 Liabilities in excess of other
   assets -- (0.1%)..............                                                       (5,595,698)
                                                                                    --------------
NET ASSETS -- 100.0%.............                                                   $5,996,862,742
                                                                                    ================
(footnotes on following page)

---------------
See Notes to Financial Statements.

(footnotes from previous page)

---------------

Percentages indicated are based on net assets of $5,996,862,742.
(a) Cost for federal income tax and financial reporting purpose are substantially the same.
Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
    A1 -- Highest rating assigned by Standard & Poors and IBCA.
    P1 -- Highest rating assigned by Moody's.
    D1 -- Highest rating assigned by Duff.
 * Illiquid Security.
 + Variable rate security. Maturity date reflects the later of the next interest rate change date or the next put date.

 ++ Private Placement Security.

Footnote A  -- Collateralized by $124,687,388 various U.S. Government securities, with various coupon rates ranging from 0.00% to 12.00% and maturities ranging from 5/1/97 through 8/1/26; with an aggregate value of $102,003,629.
Footnote B  -- Collateralized by $101,410,000 U.S. Treasury Notes, with a coupon rate of 5.38% and maturing on 11/30/97; with an aggregate value of $102,004,675.
Footnote C  -- Collateralized by $258,970,000 various U.S. Government securities, with various coupon rates ranging from 0.00% to 10.63% and maturities ranging from 9/5/96 through 8/15/22; with an aggregate value of $255,000,397.
Footnote D  -- Collateralized by $1,260,538,896 Government National Mortgage Association Notes,
               with various coupon rates ranging from 9.00% to 9.50%, and maturities ranging from
               5/15/16 through 12/15/22; with an aggregate value of $280,503,080.
Footnote E  -- Collateralized by $30,231,000 U.S. Treasury Notes, with various coupon rates ranging from 5.50% to 8.88%, and maturities ranging from 4/15/00 through 5/31/00;
               with an aggregate value of $30,997,990.
Footnote F  -- Collateralized by $235,455,000 various U.S. Government securities, with various coupon rates ranging from 0.00% to 14.00% and maturities ranging from 9/3/96 through 8/15/26; with an aggregate value of $204,000,223.
Footnote G  -- Collateralized by $302,001,775 various U.S. Government securities, with various coupon rates ranging from 0.00% to 9.50% and maturities ranging from 10/21/96 through 8/20/26; with an aggregate value of $255,000,253.

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (amortized cost $4,797,058,440,
   $1,331,917,837, $406,275,699 and $526,101,715, respectively)..................   $4,797,058,440
 Repurchase agreements (amortized cost $1,205,400,000, $1,702,000,000,
   $120,000,000 and $0, respectively)............................................    1,205,400,000
 Cash............................................................................               --
 Receivable for Portfolio shares sold............................................      159,238,818
 Interest receivable.............................................................       22,948,129
 Receivable for investment securities sold.......................................    1,272,724,000
 Deferred organization costs.....................................................               --
 Prepaid expenses................................................................           63,228
                                                                                    --------------
Total assets.....................................................................    7,457,432,615
                                                                                    --------------
LIABILITIES:
 Cash Overdraft..................................................................           75,893
 Payable for investment securities purchased.....................................    1,223,349,650
 Administration fees payable.....................................................          509,571
 Payable to Administrator........................................................          235,000
 Advisory fees payable...........................................................          475,601
 Special management fees payable (Pacific Horizon Shares)........................          596,169
 Service organization fees payable (Horizon Service Shares)......................          524,977
 Dividends payable...............................................................       25,449,598
 Payable for Portfolio shares redeemed...........................................      208,787,243
 Other accrued expenses..........................................................          566,171
                                                                                    --------------
Total liabilities................................................................    1,460,569,873
                                                                                    --------------
NET ASSETS.......................................................................   $5,996,862,742
                                                                                    ==============
Net Assets
 Pacific Horizon Shares..........................................................   $2,201,852,975
 Horizon Shares..................................................................    1,325,292,123
 Horizon Service Shares..........................................................    2,469,716,643
 X Shares........................................................................            1,001
                                                                                    --------------
                                                                                    $5,996,862,742
                                                                                    ==============
Shares Outstanding ($0.001 par value)
 Pacific Horizon Shares..........................................................    2,202,533,869
 Horizon Shares..................................................................    1,325,925,271
 Horizon Service Shares..........................................................    2,470,181,539
 X Shares........................................................................            1,001
                                                                                    --------------
Total Shares Outstanding                                                             5,998,641,680
                                                                                    ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE...................            $1.00
                                                                                              ----
                                                                                              ----
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par..................................................   $    5,998,642
 Additional paid-in capital......................................................    5,992,427,057
 Accumulated net realized losses.................................................       (3,789,024)
 Accumulated undistributed net investment income.................................        2,226,067
                                                                                    --------------
NET ASSETS, AUGUST 31, 1996......................................................   $5,996,862,742
                                                                                    ==============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statements of Operations
For the six months ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest............................................................   $154,816,211
                                                                         ------------
EXPENSES:
  Advisory fees.......................................................      2,681,827
  Administration fees.................................................      2,848,174
  Special management fees
    (Pacific Horizon Shares)..........................................      3,624,310
  Service organization fees
    (Horizon Service Shares)..........................................      2,505,009
  Custodian fees and expenses.........................................        385,015
  Transfer agent fees and expenses....................................        209,518
  Insurance expense...................................................         86,186
  Directors' fees.....................................................         77,099
  Audit fees..........................................................         27,966
  Legal fees..........................................................        141,845
  Reports to shareholders.............................................        168,219
  Registration fees...................................................         95,746
  Amortization of organization costs..................................             --
  Other expenses......................................................         22,950
                                                                         ------------
                                                                           12,873,864
Less: Fee waivers and expenses reimbursements.........................             --
  Expenses paid by third parties......................................         (9,066)
                                                                         ------------
                                                                           12,864,798
                                                                         ------------
Net Investment Income.................................................    141,951,413
REALIZED GAINS ON
  INVESTMENTS:
  Net realized gains on securities transactions.......................         36,341
                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................   $141,987,754
                                                                         ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                  ENDED
                                                                AUGUST 31,           YEAR ENDED
                                                                   1996             FEBRUARY 29,
                                                               (UNAUDITED)              1996
                                                             ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income...................................    $    141,951,413     $    223,096,543
 Net realized gains on securities transactions...........              36,341              277,551
                                                             ----------------     ----------------
 Net increase in net assets resulting from operations....         141,987,754          223,374,094
                                                             ----------------     ----------------
Dividends to Shareholders from Net Investment Income:
 Pacific Horizon Shares..................................         (55,042,976)         (87,771,565)
 Horizon Shares..........................................         (36,946,902)         (66,852,421)
 Horizon Service Shares..................................         (49,450,023)         (67,741,940)
 X Shares................................................                  (6)                  --
                                                             ----------------     ----------------
Total dividends to shareholders from net investment
 income..................................................        (141,439,907)        (222,365,926)
                                                             ----------------     ----------------
Portfolio Share Transactions:
 (at $1.00 per share) (Note 6)
 Net proceeds from shares subscribed.....................      20,011,916,918       31,908,025,354
 Net asset value of shares issued to shareholders in
   reinvestment of dividends.............................          67,473,707          113,292,127
 Cost of shares redeemed.................................     (19,494,145,703)     (29,226,683,074)
                                                             ----------------     ----------------
Net increase (decrease) in net assets from Portfolio
 share transactions......................................         585,244,922        2,794,634,407
                                                             ----------------     ----------------
Total Increase (Decrease)................................         585,792,769        2,795,642,575
NET ASSETS:
 Beginning of year.......................................       5,411,069,973        2,615,427,398
                                                             ----------------     ----------------
 End of year (including undistributed net investment
   income of $2,226,067 and $1,714,561, respectively, for
   the Prime Fund, $667,877 and $667,877, respectively,
   for the Treasury Fund, and $532,656 and $463,023,
   respectively, for the Government Fund)................    $  5,996,862,742     $  5,411,069,973
                                                             ================     ================

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1996, the Fund operated as a series company comprising seventeen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Prime Fund (the "Portfolio") only. The Portfolio seeks to achieve its objective through investments in a variety of money market instruments. See "Pacific Horizon Prime Fund" found in the "Interview with Your Investment Manager" section of this report for a discussion of the Portfolio's investment objective.

    The Portfolio issues three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Services Shares). Effective July 22, 1996, the Portfolio also issues X Shares. The Portfolio is also authorized to issue S Shares, which are not available for purchase as of the date of this report. Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares and S Shares are substantially the same except that Pacific Horizon Shares bear the fees payable under the Fund's Special Management Services Agreement at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares while Horizon Service Shares bear the fees payable, under the Shareholder Services Plan, to institutions ("Service Organizations") that provide support services to their clients who beneficially own such shares. Such fees are payable at an annual rate of 0.25% of the average daily net asset value of the outstanding Horizon Service Shares. X Shares bear the expenses of the Distribution and Services Plan under which payments made by the Portfolio for distribution expenses and shareholder servicing expenses may not exceed the annual rates of 0.30% and 0.25%, respectively, of the average daily net assets of the Portfolio's X Shares. S Shares bear the expenses of the Distribution and Services Plan under which payments made by the Portfolio for distribution expenses and shareholder servicing expenses may not exceed the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Portfolio's S Shares.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Portfolio's investment adviser. Concord Holding Corporation ("Concord") serves as the Portfolio's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly owned subsidiary of Concord, serves as the distributor of the Portfolio's shares. Effective March 29, 1995, Concord became a wholly owned subsidiary of The BISYS Group, Inc. ("BISYS").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those of estimates.

A) PORTFOLIO VALUATIONS:

    Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. In addition, the Portfolio may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium, is accrued daily.

C) REPURCHASE AGREEMENTS:

    The Portfolio's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, is not less than 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends are declared daily to shareholders of record at the close of business on the day of declaration and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of the Portfolio can be offset by capital loss carryovers from the Portfolio, such gains will not be distributed. Dividends and distributions are recorded by the Portfolio on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

E) FEDERAL INCOME TAXES:

    For federal income tax purposes, the Portfolio is treated as a separate entity for the purpose of determining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of the Fund that the Portfolio comply with the requirements of the Code applicable to regulated investment companies, including the requirement that the Portfolio distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    At February 29, 1996, the Portfolio had the following capital loss carryovers:

                                                       CAPITAL LOSS
                        FUND                            CARRYOVER        EXPIRATION DATE
----------------------------------------------------   ------------      ----------------
Prime Fund..........................................    $  917,847             2002
                                                         2,725,176             2003
                                                        ----------
                                                        $3,643,023
                                                        ----------
                                                        ----------

    To the extent these capital loss carryovers are used to offset future net realized gains on securities transactions, the gains so offset will not be distributed to shareholders, to the extent provided by the regulations under the Code. Additionally, during the year ended February 29, 1996, the Portfolio utilized $277,551 of capital loss carryovers.

F) OTHER:

    The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio, while Fund expenses which are attributable to more than one portfolio of the Fund are allocated among the respective portfolios. The investment income and the expenses (other than expenses incurred under the Special Management Services Agreements, Shareholder Services Plan and Distribution and Services Plan) of each Portfolio are allocated to the separate classes of shares based upon their relative shares.

    The Portfolio maintains a cash balance with its custodian and receive reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the six months ended August 31, 1996, custodian fees and expenses paid by third parties were increased by $9,066 for the Portfolio. There was no effect on net investment income. The Portfolio could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with its custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolio has an Investment Advisory Agreement with Bank of America and a Basic Administrative Services Agreement with Concord. Bank of America is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of the Portfolio's first $3 billion of net assets, plus 0.09% of the Portfolio's next $2 billion of net assets, plus 0.08% of the Portfolio's net assets in excess of $5 billion. Concord is entitled to a fee from the Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of the Portfolio's first $7 billion of net assets, plus 0.09% of the Portfolio's next $3 billion of net assets, plus 0.08% of the Portfolio's net assets in excess of $10 billion.

    The agreements provide that if, in any fiscal year, the aggregate expenses of the Portfolio (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over the Portfolio, then Bank of America and Concord will reimburse the Portfolio for any such excess expenses. As of August 31, 1996, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of the Portfolio's average daily net assets, plus 2.0% of the next $70 million of such assets plus 1.5% of such assets in excess of $100 million. The agreements provide that such reimbursements will be estimated on a monthly basis. No reimbursement was required for the six months ended August 31, 1996.

    The Portfolio has entered into a Special Management Service Agreement ("Services Agreement") pursuant to which it agrees to pay Bank of America and Concord a fee for various services relating to Pacific Horizon Shares. The special management services fee is accrued daily at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares of the Portfolio, and this is borne solely by the Pacific Horizon Shares. For the six months ended August 31, 1996, the Portfolio was advised that Concord, Bank of America and their affiliates earned the following amounts pursuant to the Services Agreement:

                                                                                       AFFILIATES OF
                                                             BANK OF                      BANK OF
                          FUND                               AMERICA       CONCORD        AMERICA
--------------------------------------------------------    ----------     -------     -------------
Prime Fund..............................................    $2,552,139     $27,393      $   554,439

    The Portfolio has also adopted a Shareholder Services Plan (the "Horizon Service Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Portfolio of a fee at an annual rate of 0.25% of the average daily net asset value of the Horizon Service Shares outstanding from time to time. These payments are borne solely by the Horizon Service Shares. Service Organizations may include the Distributor, Bank of America and their affiliates. For the six months ended August 31, 1996, the Portfolio was advised that affiliates of Bank of America earned $2,420,740 pursuant to the Horizon Service Plan.

    The Portfolio has adopted a Distribution and Services Plan under which the Portfolio pays the Distributor and service organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of the Portfolio's X Shares. For the period ended August 31, 1996, there were no payments made under the Distribution and Services Plan.

    During the period from May 6, 1994 through July 12, 1994, Bank of America voluntarily contributed capital to the Portfolio in the aggregate amount of approximately $77.4 million. Bank of America received no shares of common stock or other consideration in exchange for these contributions which increased net asset value. For tax purposes, these capital contributions were applied against the realized losses for the year ended February 28, 1995. Accordingly, such amounts were reclassified from additional paid-in capital against accumulated net realized losses in the Statement of Assets and Liabilities.

    For the six months ended August 31, 1996, the Portfolio incurred legal charges totaling $141,845 which were earned by a law firm, a partner of which serves as Secretary to the Fund. Certain officers of the Fund are "affiliated persons" (as defined in the Act) of BISYS.

    Concord Financial Services, Inc., a wholly owned subsidiary of Concord, acts as transfer agent for the Horizon class of shares for the Portfolio. For the six months ended August 31, 1996, Concord Financial Services Inc. earned $209,518 from the Portfolio.

    Effective December 11, 1995, BISYS Fund Services Inc., also a wholly owned subsidiary of BISYS, serves the Fund as transfer agent and dividend disbursing agent for the Pacific Horizon Shares and Horizon Service Shares of the Portfolio. In this capacity for the Portfolio, BISYS Fund Services, Inc. earned $209,518 for the six months ended August 31, 1996.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Fund is entitled to an annual retainer of $25,000, plus $1,000 for each day the Director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Fund's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Fund receives an additional $40,000 per year through February 28, 1997 in consideration for his years of service. Total charges for Directors' fees incurred for the six months ended August 31, 1996 were $77,099 for the Portfolio.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a Director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. A Director who dies or resigns after nine years of service as a Director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs to the Portfolio pursuant to the Retirement Plan amounted to $15,640 for the six months ended August 31, 1996.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Portfolio invests substantially all of its assets in a diversified portfolio of high quality U.S. dollar-denominated money market instruments as disclosed in the portfolio of investments by security type. The issuers' abilities to meet their obligations may be affected by domestic and foreign economic, regional and political developments.

    The Portfolio had the following concentrations by industry sector at August 31, 1996 (as a percentage of total investments):

Agriculture................................................................     0.7%
Automobiles................................................................     8.1
Banking....................................................................    13.9
Brokerage Services.........................................................    13.3
Certificates of Deposit....................................................    12.6
Chemicals-Diversified......................................................     0.8
Conglomerates..............................................................     1.6
Consumer Non-Durables......................................................     1.2
Containers & Packaging.....................................................     1.4
Electronics................................................................     0.5
Federal Agency.............................................................     0.6
Finance Companies..........................................................    17.0
Food Products..............................................................     0.4
Household Furniture and Appliances.........................................     2.4
Leasing....................................................................     0.9
Pharmaceuticals............................................................     1.0
Repurchase Agreements......................................................    20.1
Sovereign..................................................................     2.1
Utilities..................................................................     0.7
U.S. Government Securities.................................................     0.4
Waste Management...........................................................     0.3
                                                                              -----
                                                                              100.0%
                                                                              =====

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1996, there were 200 billion shares of the Fund's $0.001 par value Common Stock authorized, of which 58 billion shares were classified as Class B Common Stock (10 billion Pacific Horizon Shares, 18 billion Horizon Shares, 10 billion Horizon Service Shares, 10 billion S Shares and 10 billion X Shares).

    Transactions in shares of the Portfolio (at $1.00 per share) for the periods indicated are summarized below:

                                                                                              SIX MONTHS ENDED
                                                                                              AUGUST 31, 1996
                                                                                              ----------------
PACIFIC HORIZON SHARES:
 Shares sold..............................................................................      2,653,628,393
 Shares issued to shareholders in reinvestment of dividends...............................         40,242,295
 Shares redeemed..........................................................................     (2,691,787,751)
                                                                                              ---------------
Net increase in Pacific Horizon Shares....................................................          2,082,937
                                                                                              ---------------
HORIZON SHARES:
 Shares sold..............................................................................      6,958,474,639
 Shares issued to shareholders in reinvestment of dividends...............................          8,916,463
 Shares redeemed..........................................................................     (7,292,739,806)
                                                                                              ---------------
Net decrease in Horizon Shares............................................................       (325,348,704)
                                                                                              ---------------
HORIZON SERVICE SHARES:
 Shares sold..............................................................................     10,399,812,386
 Shares issued to shareholders in reinvestment of dividends...............................         18,314,947
 Shares redeemed..........................................................................     (9,509,617,646)
                                                                                              ---------------
Net increase in Horizon Service Shares....................................................        908,509,687
                                                                                              ---------------
X SHARES(a):
 Shares sold..............................................................................              1,500
 Shares issued to shareholders in reinvestment of dividends...............................                  2
 Shares redeemed..........................................................................               (500)
                                                                                              ---------------
Net increase in X Shares..................................................................              1,002
                                                                                              ---------------
Total increase in Portfolio shares........................................................        585,244,922
                                                                                              ===============

---------------

(a) For the period July 22, 1996 (initial issuance of X Shares) to August 31, 1996.

                                                                                                YEAR ENDED
                                                                                             FEBRUARY 29, 1996
                                                                                             -----------------
PACIFIC HORIZON SHARES:
 Shares sold.............................................................................       6,558,828,164
 Shares issued to shareholders in reinvestment of dividends..............................          63,228,495
 Shares redeemed.........................................................................      (5,551,677,079)
                                                                                              ---------------
Net increase in Pacific Horizon Shares...................................................       1,070,379,580
                                                                                              ---------------
HORIZON SHARES:
 Shares sold.............................................................................      10,005,418,206
 Shares issued to shareholders in reinvestment of dividends..............................          18,014,180
 Shares issued in connection with reorganization with 231 Funds..........................         971,168,989
 Shares redeemed.........................................................................      (9,966,301,034)
                                                                                              ---------------
Net increase in Horizon Shares...........................................................       1,028,300,341
                                                                                              ---------------
HORIZON SERVICE SHARES:
 Shares sold.............................................................................      14,233,621,259
 Shares issued to shareholders in reinvestment of dividends..............................          32,049,452
 Shares issued in connection with reorganization with 231 Funds..........................         140,144,817
 Shares redeemed.........................................................................     (13,708,704,961)
                                                                                              ---------------
Net increase in Horizon Service Shares...................................................         697,110,567
                                                                                              ---------------
Total increase in Portfolio shares.......................................................       2,795,790,488
                                                                                              ===============

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--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
 year...................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0246         0.0539         0.0424         0.0287         0.0340
 Net realized gain (loss) on
   securities...........................        --         0.0004        (0.0227 )      (0.0016 )           --
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0246         0.0543         0.0197         0.0271         0.0340
Less dividends from net investment
 income.................................   (0.0245 )      (0.0539 )      (0.0422 )      (0.0287 )      (0.0341 )
Increase due to voluntary capital
 contribution from Investment Adviser
 (Note 3)...............................        --             --         0.0233             --             --
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................    0.0001         0.0004         0.0008        (0.0016 )      (0.0001 )
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.47%(b)       5.53%          4.30%+         2.91%          3.45%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $  2,202       $  2,200       $  1,129       $  1,216       $    992
 Ratio of net expenses to average net
   assets...............................      0.56%(c)       0.55%          0.51%          0.52%          0.55%
 Ratio of net investment income to
   average net assets...................      4.89%(c)       5.37%          4.19%          2.86%          3.42%
 Ratio of expenses to average net
   assets*..............................           (a)       0.56%          0.56%          0.53%               (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.36%          4.14%          2.85%               (a)

---------------

 ++ Security Pacific National Bank served as Investment Adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
HORIZON SHARES
Net asset value per share, beginning of
 year...................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0263         0.0571         0.0461         0.0319         0.0372
 Net realized gain (loss) on
   securities...........................   (0.0002 )       0.0004        (0.0232 )      (0.0016 )           --
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0261         0.0575         0.0229         0.0303         0.0372
Less dividends from net investment
 income.................................   (0.0261 )      (0.0571 )      (0.0454 )      (0.0319 )      (0.0372 )
Increase due to voluntary capital
 contribution from Investment Adviser
 (Note 3)...............................        --             --         0.0233             --             --
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................   (0.0000 )       0.0004         0.0008        (0.0016 )           --
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.64%(b)       5.86%          4.63%+         3.24%          3.78%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $  1,326       $  1,651       $    622       $  3,840       $ 10,301
 Ratio of net expenses to average net
   assets...............................      0.24%(c)       0.23%          0.16%          0.20%          0.23%
 Ratio of net investment income to
   average net assets...................      5.21%(c)       5.69%          4.11%          3.19%          3.59%
 Ratio of expenses to average net
   assets*..............................           (a)       0.24%          0.23%          0.21%               (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.68%          4.04%          3.18%               (a)

---------------

 ++ Security Pacific National Bank served as Investment Adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                             SIX
                                           MONTHS
                                            ENDED                              YEAR ENDED
                                           AUGUST        ------------------------------------------------------
                                             31,         FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                            1996            29,            28,            28,            28,
                                          (UNAUDITED)      1996           1995           1994           1993
                                          ---------      ---------      ---------      ---------      ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning of
 year...................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          --------       --------       --------       --------       --------
Income from Investment Operations:
 Net investment income..................    0.0248         0.0546         0.0431         0.0294         0.0345
 Net realized gain (loss) on
   securities...........................    0.0002         0.0004        (0.0227 )      (0.0016 )           --
                                          --------       --------       --------       --------       --------
Total income from investment
 operations.............................    0.0250         0.0550         0.0204         0.0278         0.0345
Less dividends from net investment
 income.................................   (0.0248 )      (0.0546 )      (0.0429 )      (0.0294 )      (0.0347 )
Increase due to voluntary capital
 contribution from investment advisor
 (Note 3)...............................        --             --         0.0233             --             --
                                          --------       --------       --------       --------       --------
Net change in net asset value per
 share..................................    0.0002         0.0004         0.0008        (0.0016 )      (0.0002 )
                                          --------       --------       --------       --------       --------
Net asset value per share, end of
 period.................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                          ========       ========       ========       ========       ========
Total return............................      2.51%(b)       5.60%          4.37%+         2.98%          3.53%
Ratios/Supplemental Data:
 Net assets, end of period (millions)...  $  2,470       $  1,561       $    864       $    839       $    793
 Ratio of net expenses to average net
   assets...............................      0.49%(c)       0.48%          0.44%          0.45%          0.48%
 Ratio of net investment income to
   average net assets...................      4.97%(c)       5.44%          4.31%          2.94%          3.49%
 Ratio of expenses to average net
   assets*..............................           (a)       0.49%          0.48%          0.46%               (a)
 Ratio of net investment income to
   average net assets*..................           (a)       5.43%          4.27%          2.93%               (a)

---------------

 ++ Security Pacific National Bank served as Investment Adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as Investment Adviser commencing April 22, 1992.

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Not annualized.

(c) Annualized.

See Notes to Financial Statements.

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--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD
                                                                        ENDED
                                                                       AUGUST
                                                                         31,
                                                                       1996(A)
                                                                      (UNAUDITED)
                                                                      ---------
X SHARES
Net asset value per share, beginning of year........................  $  1.00
                                                                      --------
Income from Investment Operations:
  Net investment income.............................................   0.0050
  Net realized gain on securities...................................   0.0002
                                                                      --------
Total income from investment operations.............................   0.0052
Less dividends from net investment income...........................  (0.0050)
                                                                      --------
Net change in net asset value per share.............................   0.0002
                                                                      --------
Net asset value per share, end of period............................  $  1.00
                                                                      ========
Total return........................................................     0.50%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000)...................................  $     1
  Ratio of net expenses to average net assets.......................     0.79%(d)
  Ratio of net investment income to average net assets..............     4.33%(d)
  Ratio of expenses to average net assets*..........................           (b)
  Ratio of net investment income to average net assets*.............           (b)

---------------

(a) For the period July 22, 1996 (initial issuance of shares) through August 31, 1996.

(b) There were no fee waivers or reimbursements during the period.

(c) Not annualized. Represents total return for Pacific Horizon Shares from March 1, 1996 to July 21, 1996 plus the total return for X Shares for the period July 22, 1996 to August 31, 1996. Pacific Horizon Shares have a 0.32% Special Management Services fee while X Shares have 0.30% Distribution and 0.25% Shareholder Services fees. These combined higher fees will lower the X Shares' performance.

(d) Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
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         52-9067 Rev 8/96
         SEA-0008